                                                                    Exhibit 10.3

                      AMENDED AND RESTATED LOAN AGREEMENT


                                By and Between


          MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P.

                                  As Borrower

                                      And


                            NATIONAL BANK OF CANADA

                               (New York Branch)

                                   As Lender




                                  Dated as of

                              September 24, 1996

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                                     PAGE
-------                                                                     ----

1    INCORPORATION OF RECITALS AND EXHIBITS; APPLICATION OF
     AGREEMENT...............................................................  2
     1.1   Incorporation of Recitals and Exhibits............................  2
     1.2   Application of Agreement..........................................  2

2    CERTAIN DEFINITIONS.....................................................  2
     2.1   Accounting Period.................................................  2
     2.2   Accrual Rate Interest.............................................  2
     2.3   Additional Accrued Interest.......................................  2
     2.4   Annual Operating Projection.......................................  2
     2.5   Affiliated Party..................................................  2
     2.6   Asbestos..........................................................  3
     2.7   Asbestos-Containing Construction Materials........................  3
     2.8   Assignment of Management Agreement................................  3
     2.9   Assignment of Rents...............................................  3
     2.10  Bankruptcy Code...................................................  3
     2.11  Base Management Fee...............................................  3
     2.12  Base Rate Interest................................................  3
     2.13  Business Day......................................................  3
     2.14  Capital Improvements..............................................  3
     2.15  Cash Collateral...................................................  3
     2.16  Consultant's Fee..................................................  3
     2.17  Contract Rate.....................................................  3
     2.18  Contract Rate Interest............................................  3
     2.19  Conversion Date...................................................  4
     2.20  Cumulative NOI Threshold Amount...................................  4
     2.21  Debt Service Agreement............................................  4
     2.23  Default Rate......................................................  4
     2.24  Dollars...........................................................  4
     2.25  Environmental Claims..............................................  4
     2.26  Environmental Conditions..........................................  4
     2.27  Environmental Expenses............................................  5
     2.28  Environmental Laws................................................  5
     2.29  Environmental Noncompliance.......................................  5
     2.30  Event of Default..................................................  5
     2.31  Excess Cash Flow..................................................  6
     2.32  Excess Cash Flow Payments.........................................  6

ARTICLE                                                                     PAGE
-------                                                                     ----

     2.33  Fiscal Year.......................................................  6
     2.34  Foreclosure Guaranty..............................................  6
     2.35  General Partner...................................................  6
     2.36  Gross Revenues....................................................  6
     2.37  Ground Lease......................................................  6
     2.38  Hazardous Materials...............................................  6
     2.39  Host Marriott.....................................................  7
     2.40  Hotel.............................................................  7
     2.41  Improvements......................................................  7
     2.42  Indebtedness......................................................  7
     2.43  Land..............................................................  7
     2.44  Legal Requirements................................................  7
     2.45  Lender's Expenses.................................................  7
     2.46  Loan..............................................................  7
     2.47  Loan Documents....................................................  7
     2.48  Management Agreement..............................................  7
     2.49  Manager...........................................................  7
     2.50  Marriott..........................................................  7
     2.51  Maturity Date.....................................................  7
     2.52  Maximum Amount....................................................  7
     2.53  Mortgage..........................................................  7
     2.54  Net House Profit..................................................  8
     2.55  NOI Threshold Amount..............................................  8
     2.56  NOI Shortfall Year................................................  8
     2.57  Note..............................................................  8
     2.58  Permitted Encumbrances............................................  8
     2.59  Person............................................................  8
     2.60  Personal Property Inventory.......................................  8
     2.61  Prime Rate........................................................  8
     2.62  Property..........................................................  9
     2.63  Reaffirmation of Environmental Indemnification Agreement..........  9
     2.64  Reference Rate....................................................  9
     2.66  Responsible Officer...............................................  9
     2.67  Scheduled Principal Payment.......................................  9
     2.68  Security Agreement................................................  9

3    THE LOAN................................................................  9
     3.1   Consolidation, Amendment and Restatement of Obligations...........  9
     3.2   Loan Documents.................................................... 10

ARTICLE                                                                     PAGE
-------                                                                     ----

     3.3   Interest Rates and Payments....................................... 11
     3.4   Term of the Loan.................................................. 11
     3.5   Prepayments....................................................... 11
     3.6   Bankruptcy Stipulations........................................... 11
     3.7   Waiver and Release................................................ 15
     3.8   Restructuring Fee................................................. 15
     3.9   Lender's Expenses................................................. 16

4    CONDITIONS PRECEDENT.................................................... 16
     4.1   Condition to Closing.............................................. 16
           (a)    Loan Documents............................................. 16
           (b)    Borrower Organizational Documents.......................... 16
           (c)    Partner Organizational Documents........................... 17
           (d)    Host Marriott Organizational Documents..................... 17
           (e)    Property Documents......................................... 18
           (f)    Opinions of Counsel........................................ 19
           (g)    Filing and Recordation..................................... 20
           (h)    Additional Information..................................... 20
           (i)    Representations and Warranties............................. 20

5    REPRESENTATIONS AND WARRANTIES.......................................... 20
     5.1   Representations and Warranties.................................... 20
           (a)    Formation and Power........................................ 20
           (b)    Due Execution.............................................. 20
           (c)    Due Authorization.......................................... 20
           (d)    No Conflicts or Defaults................................... 21
           (e)    Ownership of Property...................................... 21
           (f)    Accuracy of Financial Information.......................... 21
           (g)    Litigation................................................. 21
           (h)    Legal Requirements......................................... 21
           (i)    No Usury................................................... 21
           (j)    Zoning..................................................... 21
           (k)    Availability of Service.................................... 22
           (l)    Binding Effect of Loan Documents........................... 22
           (m)    Subdivision................................................ 22
           (n)    Environmental.............................................. 22
           (o)    Sewage..................................................... 22
           (p)    Utilities.................................................. 23
           (q)    Governmental Approvals..................................... 23

ARTICLE                                                                     PAGE
-------                                                                     ----

           (r)    Leases..................................................... 23
           (s)    Truth of Financial Statements.............................. 23
           (t)    Change in Financial Condition.............................. 23
           (u)    Regulation U............................................... 23
           (v)    ERISA...................................................... 23
           (w)    Truth of Recitals.......................................... 23
           (x)    Freedom from Default....................................... 24
           (y)    Trade Name................................................. 24
           (z)    Principal Business Address................................. 24
           (aa)   Foreign Person............................................. 24
           (ab)   Transactions with Affiliated Parties....................... 24
           (ac)   Employees.................................................. 24
           (ad)   Other Indebtedness......................................... 24
     5.2   Nature of Representations and Warranties.......................... 24

6    ANNUAL BUSINESS PLAN AND BUDGET; LENDER'S CONSULTANT;
     NOI COVENANT............................................................ 25
     6.1 .................................................................... 25
     6.2 .................................................................... 25
     6.3 .................................................................... 25

7    FINANCIAL STATEMENTS.................................................... 26

8    BANK ACCOUNTS AND APPLICATION OF GROSS REVENUES......................... 28
     8.1   Establishment of Bank Accounts.................................... 28
     8.2   Deposits to Bank Accounts; Withdrawal of Funds.................... 28
     8.3   Payment of Deductions............................................. 29
     8.4   Application of Net House Profit................................... 29
           8.5   Application of Excess Cash Flow............................. 30

9    GENERAL COVENANTS OF BORROWER........................................... 31
     9.1   Maintenance of Existence.......................................... 31
     9.2   Conduct of Business............................................... 31
     9.3   Maintenance of Property........................................... 31
     9.4   Maintenance of Records............................................ 31
     9.5   Maintenance of Insurance.......................................... 31
     9.6   Compliance with Legal Requirements................................ 31
     9.7   Right of Inspection............................................... 32
     9.8   .................................................................. 32

ARTICLE                                                                     PAGE
-------                                                                     ----

           (a)    Notice of Events of Default................................ 32
           (b)    General Information........................................ 32
           (c)    General Partner............................................ 32
     9.9   Liens............................................................. 32
     9.10  Leasehold Interest................................................ 32
           (a)    Performance of Ground Lease................................ 32
           (b)    No Amendments.............................................. 33
     9.11  Environmental Compliance.......................................... 33
     9.12  Documents of Further Assurance.................................... 33
     9.13  Furnishing Reports................................................ 33
     9.14  Leases............................................................ 33
     9.15  Management Agreement and Other Contracts.......................... 33
     9.16  Furnishing Notices................................................ 34
     9.17  Indebtedness...................................................... 34
     9.18  Prohibition Against Cash Distributions............................ 34
     9.19  Transactions with Affiliated Parties.............................. 34
     9.20  Appraisals........................................................ 34
     9.21  Maintenance of Existence.......................................... 35
     9.22  ERISA............................................................. 35
     9.23  Trade Name........................................................ 35
     9.24  Principal Place of Business....................................... 35
     9.25  Information and Approvals with respect to Management
           Agreement......................................................... 35

10   DEFAULTS................................................................ 36
     10.1  Events of Default................................................. 36
           (a)    Failure to Pay............................................. 36
           (b)    Voluntary Bankruptcy....................................... 36
           (c)    Involuntary Bankruptcy..................................... 36
           (d)    Insolvency................................................. 36
           (e)    Inability to Pay........................................... 37
           (f)    Existence.................................................. 37
           (g)    Amendment of Entity Documents.............................. 37
           (h)    Transfer of Property....................................... 37
           (i)    Attachment................................................. 37
           (j)    Breach of Representations and Warranties................... 37
           (k)    Failure to Deliver Funds or Instruments.................... 38
           (l)    Encroachment............................................... 38
           (m)    Filing of Liens............................................ 38
           (n)    Damage to Improvements..................................... 38

ARTICLE                                                                     PAGE
-------                                                                     ----

           (o)    Injunction Against Performance............................. 38
           (p)    Lapse of Permits or Services............................... 38
           (q)    Condemnation............................................... 39
           (r)    Compliance with Law........................................ 39
           (s)    Management Agreement....................................... 39
           (t)    Ground Lease............................................... 39
           (u)    Environmental Noncompliance................................ 39
           (v)    Handling of Funds and Bank Accounts........................ 39
           (w)    Partnership Distributions.................................. 39
           (x)    Change in Financial Condition of Property.................. 39
           (y)    Breach of Other Covenants.................................. 39
           (z)    Other Loan Documents....................................... 40

11   LENDER'S REMEDIES IN EVENT OF DEFAULT................................... 40
     11.1  Remedies Conferred Upon Lender.................................... 40
     11.2  Non-Waiver of Remedies............................................ 41
     11.3  Availability of Remedies.......................................... 41
     11.4  Application of Proceeds........................................... 42

12   GENERAL PROVISIONS...................................................... 43
     12.1  No Waiver; Lender's Action for Its Own Protection Only............ 43
     12.2  No Third Parties Benefitted....................................... 43
     12.3  Notices........................................................... 43
     12.4  Expenses.......................................................... 44
     12.5  Actions........................................................... 44
     12.6  Commissions and Brokerage Fees.................................... 44
     12.7  Governing Law..................................................... 45
     12.8  Heirs, Successors and Assigns..................................... 45
     12.9  Time.............................................................. 45
     12.10 Supplements Mortgage.............................................. 45
     12.11 Severability...................................................... 45
     12.12 Attorneys' Fees................................................... 45
     12.13 Usury Limitation.................................................. 46
     12.14 Section Headings.................................................. 46
     12.15 Notice of Future Proceedings or Events............................ 46
     12.16 Amendment......................................................... 46
     12.17 Assignment and Participations..................................... 47
     12.18 Indemnity......................................................... 47
     12.19 Survival.......................................................... 48

ARTICLE                                                                     PAGE
-------                                                                     ----


     12.20 Environmental Matters............................................. 48
           (a)    Environmental Indemnification by Borrower.................. 48
           (b)    Borrower's Covenants Regarding Environmental Matters....... 49
     12.21 Non-recourse...................................................... 50
           (a)    Extent of Non-recourse..................................... 50
           (b)    Borrower's Liability for Damages or Misapplication
                  of Funds................................................... 50
           (c)    Liability of General Partners.............................. 51
     12.22 Consent to Jurisdiction and Service of Process; Waiver
           of Jury Trial..................................................... 51
     12.23 Confidentiality................................................... 51
     12.24 Counterparts...................................................... 52


EXHIBITS

A          --     Legal Description
B          --     Form of Note
C          --     Form of Mortgage
D          --     Form of Assignment of Rents
E          --     Form of Security Agreement
F          --     Form of Assignment of Management Agreement
G-1, G-2,
G-3, G-4   --     Forms of Pledge Agreements
H          --     Environmental Reports
I          --     Annual Operating Projection and Repairs and Equipment
                  Estimate for Fiscal Year 1996
J          --     Form of Rent Letter
K          --     Equipment Leases
L          --     Permitted Investments

                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


     THIS AMENDED AND RESTATED LOAN AGREEMENT (which, together with any subsequent amendments or supplements, is referred to herein as the "Agreement") is made and entered into as of September 24, 1996, by and between MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership ("Borrower"), and NATIONAL BANK OF CANADA, New York, a duly licensed branch of National Bank of Canada, a Canadian bank ("Lender").

                                R E C I T A L S:
                                - - - - - - - -

     A. Lender has previously made a loan in the principal amount of Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000.00) (the "Original Loan") to Borrower pursuant to a Loan Agreement (the "Original Loan Agreement") dated as of June 12, 1989. The Loan was evidenced or secured by certain instruments referred to collectively in the Original Loan Agreement as the "Loan Documents," which instruments (including the Original Loan Agreement) are referred to herein collectively as the "Original Loan Documents."

     B. The Original Loan matured on June 12, 1996 and has not been repaid. Borrower hereby confirms to Lender that Borrower is indebted to Lender as set forth in the Original Loan Documents with respect to the $25,500,000 principal amount outstanding with respect to the Original Loan plus interest accrued and accruing thereon and costs and expenses incurred by Lender in connection therewith, including attorneys' fees.

     C. In lieu of exercising its rights and remedies with respect to Borrower's failure to repay the Original Loan when due, Lender has agreed with Borrower to amend and restate all of the terms, conditions, covenants and provisions of the Original Loan Documents on the terms set forth herein. The Original Loan Documents, as so amended and restated, are referred to herein collectively as the "Loan Documents." The Original Loan, as amended and restated pursuant to the Loan Documents, is referred to herein as the "Loan."


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and promises herein, Borrower and Lender agree as follows:

                                 ARTICLE 1
                                 ---------

                         INCORPORATION OF RECITALS AND
                         -----------------------------
                       EXHIBITS; APPLICATION OF AGREEMENT
                       ----------------------------------

     1.1   Incorporation of Recitals and Exhibits.  The foregoing Recitals and
           --------------------------------------
all exhibits hereto are hereby made a part of this Agreement.

     1.2   Application of Agreement.  This Agreement and the other Loan
           ------------------------
Documents collectively supersede in all respects the Original Loan Documents.

                                   ARTICLE 2
                                   ---------

                              CERTAIN DEFINITIONS
                              -------------------

     2.1   Accounting Period.  Each Accounting Period shall commence at 12:01
           -----------------
a.m. local time on a Saturday and shall end at midnight on the Friday that is the twenty-eighth (28th) day of said Accounting Period. Each Accounting Period shall commence immediately following the last day of the previous Accounting Period. The first Accounting Period of each Fiscal Year shall commence on the first day of said Fiscal Year and the last Accounting Period of each Fiscal Year shall end on the last day of said Fiscal Year. As stated above, each Accounting Period shall contain twenty-eight (28) days; provided, however, that in certain Fiscal Years one of the Accounting Periods shall contain thirty-five (35) days if necessary in order to cause the last day of the last Accounting Period to coincide with the last day of the Fiscal Year in question.

     2.2   Accrual Rate Interest.  "Accrual Rate Interest" has the meaning set
           ---------------------
forth in the Note.

     2.3   Additional Accrued Interest.  "Additional Accrued Interest" has the
           ---------------------------
meaning set forth in the Note.

     2.4   Annual Operating Projection.  "Annual Operating Projection" has the
           ---------------------------
meaning set forth in Section 6.1 hereof.

     2.5   Affiliated Party.  (i) Any member, shareholder, partner, officer,
           ----------------
director, agent or fiduciary of or for Borrower, (ii) any Person that controls, is controlled by or is under common control with Borrower, (iii) any Person that owns, directly or indirectly, 10% or more of the legal or beneficial interests in Borrower, and (iv) any Person in which Borrower or any member, shareholder, partner, officer, director, agent or fiduciary of or for Borrower owns 10% or more of the legal or beneficial interests. For purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such

Person, whether through the ownership of voting securities, by contract or otherwise. The term "controlled" has a meaning correlative to the foregoing.

     2.6   Asbestos.  "Asbestos" means fibrous forms of various hydrated
           --------
minerals, including chrysotile (fibrous serpentine), crocidolite (fibrous reibecktite), amosite (fibrous cummingtonite-grunerite), fibrous tremolite, fibrous actinolite, and fibrous anthophyllite.

     2.7   Asbestos-Containing Construction Materials.  "Asbestos-Containing
           ------------------------------------------
Construction Materials" means any manufactured construction material that contains more than one-tenth of one percent Asbestos by weight.

     2.8   Assignment of Management Agreement.  "Assignment of Management
           ----------------------------------
Agreement" has the meaning set forth in Section 3.2 hereof.

     2.9   Assignment of Rents.  "Assignment of Rents" shall have the meaning
           -------------------
set forth in Section 3.2 hereof.

     2.10  Bankruptcy Code.  "Bankruptcy Code" means the Bankruptcy Reform Act
           ---------------
of 1978, as amended or any future federal legislation relating to the same general subject matter.

     2.11  Base Management Fee.  The "Base Management Fee," in an amount equal
           -------------------
to three percent (3%) of Gross Revenues, payable to the Manager by Borrower pursuant to the Management Agreement.

     2.12  Base Rate Interest.  "Base Rate Interest" has the meaning set forth
           ------------------
in the Note.

     2.13  Business Day.  "Business Day" shall mean a day on which national
           ------------
banks are open for business in New York, New York and on which major American money center banks are also dealing in Dollar deposits in the London interbank market.

     2.14  Capital Improvements.  "Capital Improvements" means any and all
           --------------------
repairs, replacements or improvements to the Property which are capital in nature in accordance with the Uniform System of Accounts (as such term is defined in the Management Agreement).

     2.15  Cash Collateral.  As defined in Section 3.6(b) hereof.
           ---------------

     2.16  Consultant's Fee.  "Consultant's Fee" shall have the meaning set
           ----------------
forth in Section 6.3 hereof.

     2.17  Contract Rate.  As defined in the Note.
           -------------

     2.18  Contract Rate Interest.  As defined in the Note.
           ----------------------

     2.19  Conversion Date.  As defined in the Note.
           ---------------

     2.20  Cumulative NOI Threshold Amount.  "Cumulative NOI Threshold Amount"
           -------------------------------
means, as of any given date, the sum of the respective NOI Threshold Amounts applicable to each Fiscal Year or portion thereof falling within the period from and after the date hereof, through and including the date in question.

     2.21  Debt Service Agreement.  "Debt Service Agreement" means that certain
           ----------------------
Debt Service Agreement dated as of June 12, 1989 by and between Borrower, Marriott and MBIP for the benefit of Lender.

     2.22  Deductions.  Shall have the meaning ascribed thereto in the
           ----------
Management Agreement.

     2.23  Default Rate.  If the Conversion Date has not yet occurred, (i) three
           ------------
percent (3%) per annum plus the Base Rate through and including the last day of
                       ----
the then current Interest Period, and (ii) at all times thereafter, three percent per annum plus the Reference Rate determined by Lender from time to
                  ----
time.  If the Conversion Date has occurred, three percent (3%) per annum plus
                                                                         ----
the Base Rate that became effective as of the Conversion Date.

     2.24  Dollars.  "Dollar(s)," whether or not capitalized, and the sign "$"
           -------
shall mean lawful money of the United States of America.

     2.25  Environmental Claims.  "Environmental Claims" means claims, demands,
           --------------------
suits, causes of action for personal injury or property damage (including any depreciation of property values), lost use of property or consequential damages arising directly or indirectly out of Environmental Conditions or Environmental Noncompliance, including, without limitation, actual or threatened damages to natural resources, claims for the recovery of response costs, or administrative or judicial orders directing the performance of investigations, response or remedial actions under any Environmental Laws, a requirement to implement "corrective action" pursuant to any order or permit issued pursuant to RCRA or similar provisions of Illinois law, claims for restitution, contribution or equitable indemnity from third parties or any governmental agency, fines, penalties, liens of any kind against property, claims for injunctive relief or other orders or notices of violation from federal, state or local agencies or courts, and, with regard to any present or former employees, exposure to or injury from Environmental Conditions.

     2.26  Environmental Conditions.  "Environmental Conditions" means
           ------------------------
conditions of the environment, including natural resources (including flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of Hazardous Materials by Borrower or Borrower's predecessors or successors in interest (including specifically, for these purposes, any prior owners of the Land or the Improvements), agents, representatives, employees or independent contractors. With respect to Claims by third parties, Environmental Conditions also include the exposure of persons to Hazardous Materials within a workplace on the Property or the exposure of persons or property to Hazardous Materials migrating from or otherwise emanating from or located on the Land or the Property.

     2.27  Environmental Expenses.  "Environmental Expenses" means any
           ----------------------
liability, loss, cost or expense incurred in compliance with any Environmental Laws or in response to Environmental Conditions, including, without limitation, costs of investigation, cleanup, remedial, corrective or response action, the costs associated with posting financial assurances for the completion of response, remedial or corrective actions, the preparation of any closure or other necessary or required plans or analyses, or other reports or analyses submitted to or prepared by regulating agencies, including the costs of health assessments, epidemiological or other medical studies, retention of engineers and other expert consultants, legal counsel, capital improvements, operation and maintenance testing and monitoring costs, power and utility costs and pumping taxes or fees, and administrative costs incurred by governmental agencies.

     2.28  Environmental Laws.  "Environmental Laws" means the Comprehensive
           ------------------
Environmental Response, Compensation and Liability Act of 1980, as amended; the Toxic Substances Control Act, as amended; the Hazardous Materials Transportation Act, as amended; the Resource Conservation and Recovery Act of 1976, as amended; the Federal Water Pollution Control Act, as amended; the Safe Drinking Water Act, as amended; the Clean Air Act, as amended; the Illinois Environmental Protection Act, as amended; the Illinois Solid Waste Management Act, as amended; federal and state statutes and regulations concerning occupational safety and health relating to Environmental Conditions, and the plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar laws, regulations, rules or ordinances now or hereafter in effect.

     2.29  Environmental Noncompliance.  "Environmental Noncompliance" means,
           ---------------------------
but is not limited to: (a) the release or threatened release of any Hazardous Materials into the environment, any storm drain, sewer, septic system or publicly owned treatment works, in violation of any effluent or emission limitations, standards or other criteria or guidelines established by Environmental Laws; (b) any noncompliance of physical structure, equipment, process or facility with any Environmental Laws; (c) any facility operations, procedures or designs that do not conform to the requirements of any Environmental Laws; and (d) the failure to have obtained permits, variances or other authorizations necessary under any Environmental Laws for the legal operation of any equipment, process, facility or any other activity.

     2.30  Event of Default.  "Event of Default" has the meaning set forth in
           ----------------
Article 10 hereof.

     2.31  Excess Cash Flow.  "Excess Cash Flow" has the meaning set forth in
           ----------------
Section 8.5 hereof.

     2.32  Excess Cash Flow Payments.  "Excess Cash Flow Payments" has the
           -------------------------
meaning set forth in the Note.

     2.33  Fiscal Year.  A period of thirteen (13) Accounting Periods, ending at
           -----------
midnight on the Friday closest to December 31st in each calendar year; the new Fiscal Year begins on the Saturday immediately following said Friday. A partial Fiscal Year during the term of this Note shall, for purposes of this Note, constitute a separate Fiscal Year.

     2.34  Foreclosure Guaranty.  "Foreclosure Guaranty" means that certain
           --------------------
Foreclosure Guaranty dated as of June 12, 1989, by and between General Partner and Lender, as reaffirmed pursuant to a certain Reaffirmation of Foreclosure Guaranty dated as of the date hereof.

     2.35  General Partner.  "General Partner" means MOHS Corporation, a
           ---------------
Delaware corporation, and, to the extent that the transfer of such party's interests in the Borrower is permitted pursuant to this Agreement, any such permitted successor. Any references in the Loan Documents to the "Managing General Partner" shall be deemed to refer to the General Partner.

     2.36  Gross Revenues.  Shall have the meaning ascribed thereto in the
           --------------
Management Agreement.

     2.37  Ground Lease.  "Ground Lease" means the Ground Lease, the lessee's
           ------------
interest in which has heretofore been assigned to Borrower, originally made and dated as of June 16, 1986 by and between Marriott, as lessee, and Simon-Rosemont Developers, as lessor, a memorandum of which was recorded on April 3, 1987 as Document 3604964, as amended by First Amendment to Lease recorded on April 3, 1987 as Document 36049654, and as further amended by Second Amendment to Lease recorded on February 9, 1989 as Document 89063670, and as further supplemented and amended by those documents identified on Exhibit E to the Mortgage.

     2.38  Hazardous Materials.  "Hazardous Materials" means hazardous wastes,
           -------------------
hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, substances defined as "hazardous wastes," "hazardous substances," "toxic substances," "pollutants," "contaminants," "radioactive materials," or any other similar substances, constituents or wastes subject to regulation under the Environmental Laws. By way of example only, the term "Hazardous Materials" includes but is not limited to (1) Asbestos; (2) petroleum and petroleum distillates or by-products;
(3) waste oil or waste vehicle fuel; (4) radionucleides; and (5) methane.

     2.39  Host Marriott.  "Host Marriott" means Host Marriott Corporation, a
           -------------
Delaware corporation, formerly known as Marriott Corporation.

     2.40  Hotel.  "Hotel" means that certain hotel located on the Property and
           -----
known as the Chicago Marriott Suites O'Hare Hotel.

     2.41  Improvements.  "Improvements" means the improvements located on the
           ------------
Land.

     2.42  Indebtedness.  "Indebtedness" means, in the aggregate, all
           ------------
obligations of Borrower, of any kind or nature, evidenced or secured by one or more of the Loan Documents.

     2.43  Land.  "Land" means the real property legally described on Exhibit A
           ----
attached hereto and by this reference made a part hereof.

     2.44  Legal Requirements.  "Legal Requirements" shall mean any and all
           ------------------
judicial or administrative decisions, statutes, rulings, directions, rules, regulations, permits, certificates or ordinances of any governmental authority applicable to Borrower or the Property or Improvements, including, without limitation, the ownership, division, use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction thereof.

     2.45  Lender's Expenses.  As defined in Section 3.9 hereof.
           -----------------

     2.46  Loan.  "Loan" has the meaning set forth in the Recitals.
           ----

     2.47  Loan Documents.  "Loan Documents" has the meaning set forth in
           --------------
Section 3.2 hereof.

     2.48  Management Agreement.  "Management Agreement" means that certain
           --------------------
Management Agreement dated as of June 12, 1989 between Borrower (as owner) and Manager.

     2.49  Manager.  "Manager" means Marriott International, Inc., a Delaware
           -------
corporation.

     2.50  Marriott.  "Marriott" means Marriott Corporation, a Delaware
           --------
corporation, now known as Host Marriott Corporation.

     2.51  Maturity Date.  "Maturity Date" has the meaning set forth in the
           -------------
Note.

     2.52  Maximum Amount.  "Maximum Amount" has the meaning set forth in
           --------------
Section 12.14 hereof.

     2.53  Mortgage.  "Mortgage" has the meaning set forth in Section 3.2
           --------
hereof.

     2.54  Net House Profit.  Shall have the meaning ascribed thereto in the
           ----------------
Management Agreement, provided however that in determining Net House Profit, there shall be no double counting, either in terms of including a single item more than once in the deductions made in determining Net House Profit, or in terms of excluding an item from Gross Revenues and, at the same time, deducting said item in determining Net House Profit. Furthermore, notwithstanding the fact that the definitions of Gross Revenues, Deductions and Net House Profit under this Agreement have the same meanings as are set forth in the Management Agreement, if the amount characterized by Manager as constituting Net House Profit for the purposes of Section 5.01(B)(1) of the Management Agreement for any given period of time is, for any reason, greater than the amount that might otherwise be derived by the application of said definitions, and if said greater amount has been agreed to or acquiesced in by Borrower for purposes of the Management Agreement, then said greater amount shall constitute Net House Profit for the period in question for the purposes of this Agreement and the other Loan Documents; provided, that the adjustments made pursuant to this sentence shall not be made, as to any given Fiscal Year, until the final accounting statements for said Fiscal Year have been furnished in accordance with clause (iii) of Article 7 of this Agreement.

     2.55  NOI Threshold Amount.  "NOI Threshold Amount" shall mean, with
           --------------------
respect to each Fiscal Year or portion thereof during the term of this Agreement, the respective amount set forth on Exhibit A to the Note opposite the listing of said Fiscal Year. Said amount shall be prorated for periods of less than the full period contemplated in said exhibit based upon the number of days in the period in question, divided by the number of days in the full period contemplated in said exhibit.

     2.56  NOI Shortfall Year.  NOI Shortfall Year means any Fiscal Year with
           ------------------
respect to which Net House Profit is less than the NOI Threshold Amount.

     2.57  Note.  "Note" has the meaning set forth in Section 3.2 hereof.
           ----

     2.58  Permitted Encumbrances.  "Permitted Encumbrances" has the meaning set
           ----------------------
forth in the Mortgage.

     2.59  Person.  "Person" means an individual, corporation, partnership,
           ------
trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     2.60  Personal Property Inventory.  A description of the current contents
           ---------------------------
of the furniture, fixtures and equipment of the guest rooms at the Hotel.

     2.61  Prime Rate.  "Prime Rate" at any time shall mean the rate of interest
           ----------
per annum then most recently announced by Lender at its New York branch as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer of Lender. Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. A certificate of Lender as to its Prime Rate in effect on any day shall be conclusive (in the absence of manifest error) for purposes hereof as to the Prime Rate in effect on such day. If Lender shall not announce such a rate at its New York branch, or shall not have a New York branch, then the term "Prime Rate" shall mean the prime rate or base rate from time to time announced by an American money center bank designated by Lender.

     2.62  Property.  "Property" means, collectively, the Improvements, the
           --------
related personal property and Borrower's leasehold interest in the Land.

     2.63  Reaffirmation of Environmental Indemnification Agreement.
           --------------------------------------------------------
"Reaffirmation of Environmental Indemnification Agreement" means that certain Reaffirmation of Environmental Indemnification Agreement of even date herewith by and between Host Marriott and Lender.

     2.64  Reference Rate.  "Reference Rate" at any time shall mean the Prime
           --------------
Rate plus one (1) percent per annum.

     2.65  Repairs and Equipment Estimate shall have the meaning set forth in
           ------------------------------
Section 6.1 hereof.

     2.66  Responsible Officer.  "Responsible Officer" means, with respect to
           -------------------
any corporation, the President or any Vice President.

     2.67  Scheduled Principal Payment.  "Scheduled Principal Payment" has the
           ---------------------------
meaning set forth in the Note.

     2.68  Security Agreement.  "Security Agreement" has the meaning set forth
           ------------------
in Section 3.2 hereof.

                                   ARTICLE 3
                                   ---------

                                    THE LOAN
                                    --------

     3.1   Consolidation, Amendment and Restatement of Obligations.  Borrower
           -------------------------------------------------------
acknowledges the validity and enforceability of the Original Loan Documents. Borrower and Lender confirm that the current principal amount of the Original Loan (prior to giving effect to this Agreement) is $25,500,000, that accrued interest in the amount of $149,812.49 was due and owing in respect thereof as of the date hereof and that said accrued interest is being paid to Lender by Borrower concurrently with, and as a condition to, the execution and delivery of this Agreement. Upon the making of said interest payment in said amount, all accrued interest under the Original Loan Documents shall have been paid in full. Borrower's obligation to pay the principal indebtedness referred to hereinabove, together with Lender's Expenses and the Restructuring Fee, shall be evidenced and secured by an Amended and Restated Secured Promissory Note dated as of the date hereof, made by Borrower to the order of Lender in the face principal amount of $25,500,000 (the "Note"), by this Agreement and by the other Loan Documents.

     3.2   Loan Documents.  In furtherance of the agreements set forth in
           --------------
Section 3.1, on the date hereof, Borrower is delivering to Lender the following (collectively, together with this Agreement, referred to herein as the "Loan Documents"), all dated as of the date hereof:

           (a) The Note, executed by Borrower, which shall be in the form attached hereto as Exhibit B;

           (b) An Amended and Restated Leasehold Mortgage executed by Borrower (the "Mortgage"), in the form attached hereto as Exhibit C;

           (c) An Assignment of Rents executed by Borrower (the "Assignment of Rents"), in the form attached hereto as Exhibit D;

           (d) A Security Agreement executed by Borrower (the "Security Agreement"), in the form attached hereto as Exhibit E;

           (e) UCC-3 financing statements executed by Borrower (the "Financing Statements"), in form and substance reasonably satisfactory to Lender;

           (f) An Amended and Restated Assignment of Management Agreement, executed by Borrower and Manager (the "Assignment of Management Agreement"), in the form attached hereto as Exhibit F;

           (g) Four (4) separate Deposit, Pledge and Security Agreements, executed by Borrower and acknowledged, respectively, by the depositary institutions identified therein (each a "Pledge Agreement"), in the form attached hereto as Exhibits G-1, G-2, G-3 and G-4;

           (h) A Reaffirmation of the Foreclosure Guaranty (the "Foreclosure Guaranty Reaffirmation") executed by the General Partner, in form and substance reasonably satisfactory to Lender;

           (i) Reaffirmation of Environmental Indemnification Agreement, executed by Host Marriott (the "Reaffirmation of Environmental Indemnification Agreement"), in form and substance reasonably satisfactory to Lender; and

           (j) Such other instruments and documents as may be required by this Agreement or as Lender many reasonably require.

     3.3   Interest Rates and Payments.  The Loan will bear interest at the
           ---------------------------
Contract Rate in effect from time to time as set forth in the Note, and, in addition, the Loan shall bear Additional Accrued Interest as set forth in the Note. Interest on the Loan shall be computed on the principal balance of the Loan from time to time on a basis of a 360-day year, but shall be charged for the actual number of days within the period elapsed. From and after the earlier to occur of (i) any Event of Default or (ii) Maturity, the interest rate under the Loan shall be at the Default Rate. The Contract Rate shall be determined from time to time by Lender in the manner set forth in the Note and, absent manifest error, such determination shall be conclusive and binding on Borrower. Borrower shall make payments of interest and principal (including without limitation, all regularly scheduled payments of Base Rate Interest, all Scheduled Principal Payments and Excess Cash Flow Payments, and all payments of Accrual Rate Interest and Additional Accrued Interest) at the time and in the manner set forth in the Note; provided, however, that Lender hereby agrees to waive payment of Additional Accrued Interest if (i) Borrower repays the Indebtedness in full on or before the Maturity Date (with the exception of any payment made following the acceleration of the Indebtedness by Lender consequent to any Event of Default) or (ii) (x) Net House Profit for the period from June 13, 2000 through and including June 12, 2001 is greater than or equal to the NOI Threshold Amount for said period and (y) the cumulative Net House Profit for the period from the date hereof through and including June 12, 2001 is greater than or equal to the Cumulative NOI Threshold Amount for said period.

     3.4   Term of the Loan.  The entire Indebtedness and all other sums due and
           ----------------
payable under the Note or the other Loan Documents, if not sooner paid (and subject to the provisions of the Loan Documents by which the Loan may be accelerated by Lender), shall be due and payable by Borrower to Lender on June 12, 2001 (the "Maturity Date").

     3.5   Prepayments.  Borrower may prepay the Loan in full or in part solely
           -----------
in accordance with Section 2.8 of the Note.

     3.6   Bankruptcy Stipulations.  Borrower, for itself and its successors and
           -----------------------
assigns, hereby agrees to the following limitations and waivers of certain rights and protections that might otherwise be available to Borrower or its successors and assigns under the Bankruptcy Code. Except as otherwise expressly stated herein, all agreements and stipulations of Borrower in regard to bankruptcy and related matters shall be applicable at all times following the execution of this Agreement, whether before, on, or after the Maturity Date. BORROWER, TO THE FULLEST

EXTENT PERMITTED BY APPLICABLE LAW, EXPRESSLY ACKNOWLEDGES THAT (I) "CAUSE" EXISTS FOR PURPOSES OF SECTION 362(D) OF THE BANKRUPTCY CODE FOR RELIEF FROM THE AUTOMATIC STAY UNDER THE CIRCUMSTANCES DESCRIBED IN PARAGRAPH (a) OF THIS SECTION, AND (II) THE AGREEMENTS, STIPULATIONS, AND ACKNOWLEDGEMENTS BEING MADE BY BORROWER UNDER THIS SECTION, INCLUDING BUT NOT LIMITED TO THE AGREEMENT IN PARAGRAPH (a) THAT LENDER WILL BE ENTITLED TO RELIEF FROM THE AUTOMATIC STAY UNDER THE CIRCUMSTANCES DESCRIBED BELOW, HAVE CONSTITUTED A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO THE RESTRUCTURING TRANSACTION EVIDENCED HEREBY AND AN ESSENTIAL BASIS ON WHICH LENDER IS AGREEING TO OTHERWISE MODIFY THE ORIGINAL LOAN DOCUMENTS ON THE TERMS SET FORTH HEREIN FOR THE BENEFIT OF BORROWER, AND LENDER HAS CHANGED, AND WILL CONTINUE TO CHANGE, ITS POSITION IN RELIANCE THEREON. BORROWER HAS BEEN REPRESENTED BY LEGAL COUNSEL, INCLUDING COUNSEL SOPHISTICATED IN BANKRUPTCY MATTERS, AND HAS KNOWINGLY AND VOLUNTARILY AGREED TO THE PROVISIONS OF THIS SECTION.

           (a) In the event of a bankruptcy filing following any Event of Default on or prior to the Maturity Date arising by reason of any of the following:

                 (i) failure to pay interest on the Loan (Base Rate Interest, Accrual Rate Interest or Additional Accrued Interest), any Scheduled Principal Payment, any Excess Cash Flow Payment or any other payment due under the Loan Documents;

                 (ii) application of any Gross Revenues for purposes other than those permitted pursuant to the Loan Documents, or the misapplication of any insurance proceeds, condemnation proceeds, or other funds arising from the Hotel that may come into the hands of Borrower;

                 (iii) failure by Borrower to furnish to Lender the financial reports and information required to be provided under Article 7 hereof when required or within the period for cure of such default; or

                 (iv) any material misrepresentation or fraud by Borrower or any Affiliated Party in connection with the Loan, the Hotel, or the transactions contemplated by this Agreement;

then, Lender, to the fullest extent permitted by applicable law, will be
----
immediately entitled to relief from the automatic stay imposed by Section 362 of the Bankruptcy Code, to permit Lender to exercise any and all rights and remedies available to Lender under the Loan Documents or applicable non-bankruptcy law.

           (b) Any attempt by Borrower to use any "Cash Collateral" (i.e., any funds, proceeds, or property that constitutes "cash collateral" under
     Section 363 of the Bankruptcy Code or otherwise expressly designated as "cash collateral" in the Loan Documents) shall be subject to the prior entry of an order pursuant to Section 363 of the Bankruptcy Code (a "Cash Collateral Order") which specifically incorporates, without change or modification, the provisions of this Agreement and the Pledge Agreements respecting the use and application of such Cash Collateral. The Cash Collateral Order shall also require that Borrower deposit and retain in a segregated account all tenant security deposits under then existing leases and all advance room receipts or deposits. Borrower shall not use, or seek to use, Cash Collateral except as provided above, nor contest the entry of a Cash Collateral Order in accordance with the above. Borrower's right to the use and application of Cash Collateral shall terminate 120 days after entry of the Cash Collateral Order, or earlier upon the appointment of a trustee or examiner, the dismissal of the bankruptcy case or its conversion to a Chapter 7 case, or the entry of an order of the bankruptcy court lifting the automatic stay or terminating Borrower's rights to use the Cash Collateral. The terms of the Cash Collateral Order as described herein do not constitute a comprehensive listing of all provisions and conditions that the Cash Collateral order may contain, but any additional provisions shall not diminish the protections of Lender's interests with respect to Cash Collateral that are intended by the provisions of this Agreement and the Pledge Agreements. Either party shall be entitled to petition the court to extend the Cash Collateral Order, provided that such extension (x) shall contain all of the terms described in this Agreement and in the Pledge Agreements and (y) shall not diminish the protections of Lender's interests with respect to Cash Collateral that are intended by the provisions in this Agreement and the Pledge Agreements. All amounts paid to Lender pursuant to the Pledge Agreements shall be deemed applicable first to fees, expenses, and other charges payable or reimbursable to Lender under the Loan Documents, then to interest, and then principal; provided, that to the extent Lender is determined in any bankruptcy to be undersecured, payments that would otherwise have been applied to interest (including Contract Rate Interest and Additional Accrued Interest) and/or expenses shall be deemed to have been applied instead to principal, and all payments applied to principal shall be deemed applicable first to the unsecured portion of Borrower's indebtedness to Lender.

           (c) To the extent deemed to be property of Borrower's bankruptcy estate, all existing and future revenues, accounts, deposits, or instruments payable to or held by or for the benefit of Borrower (including but not limited to all of the rents,room rents, issues, profits and proceeds of the Hotel) shall constitute Cash Collateral and shall be subject to Lender's liens and security interests, which Borrower acknowledges and agrees are and shall be present, perfected, first priority liens and security interests. Borrower agrees that the foregoing shall constitute cash collateral (in addition to all other collateral of Lender) for Lender's secured claims under Section 506 of the Bankruptcy Code and shall be entitled to adequate protection.

          As minimum requirements for (but without limiting what may be required in order to provide Lender with) adequate protection for Borrower's use of such Cash Collateral, (i) Lender shall be deemed to have, and shall automatically be granted, a continuing, perfected post-bankruptcy lien and security interest in all rents, room rents, lease, license agreements, contracts, deposits, and other receipts and revenues from the Hotel, whether received or entered into before or after the filing of the bankruptcy petition, and (ii) Borrower shall at all times maintain all insurance coverages in the forms and amounts required under the Loan Documents. In the event that such adequate protection as is required proves to be insufficient, the amount of such insufficiency shall constitute an administrative expense claim having priority over other kinds of administrative expenses in accordance with Section 364(c)(1) of the Bankruptcy Code.

           (d) To the extent that any of the rights granted under any of the Loan Documents are, or are deemed to be, security interests or liens, during the pendency of Borrower's bankruptcy they shall be perfected and deemed perfected without the necessity of filing any documents or commencement of any proceedings otherwise required for the perfection of such security interests or liens.

           (e) Borrower and any other representative of Borrower's bankruptcy estate hereby waive any right to seek a surcharge of Lender's collateral under Section 506(c) of the Bankruptcy Code or other applicable law, unless prior to making or incurring any obligation or making any expenditure that may become the subject of such a surcharge, Borrower obtains Lender's agreement that such expenditure or obligation will be a surcharge against Lender's collateral for purposes of Section 506(c) of the Bankruptcy Code.

           (f) In any circumstance (and only during the period) in which Lender is entitled to relief from the automatic stay under paragraph (a) above, but where the bankruptcy court does not grant such relief, Borrower, to the fullest extent permitted by applicable law, hereby waives its right to the exclusivity period provided under Section 1121 of the Bankruptcy Code and agrees that (i) "cause" exists for termination of the exclusivity period and (ii) Borrower will not oppose any motion by Lender to terminate the exclusivity period.

           (g) In any circumstance (and only during the period) in which Lender is entitled to relief from the automatic stay under paragraph (a) above, but where the bankruptcy court does not grant such relief, Borrower, to the fullest extent permitted by applicable law, hereby waives any right to seek an order under Sections 363, 364, 1129, or any other provision of the Bankruptcy Code to impose liens or security interests of senior or equal priority with the liens and security interests of Lender in the Hotel, the Cash Collateral, or other collateral or security for the Loan.

           (h) Borrower agrees, to the fullest extent permitted by applicable law, that in no event shall Cash Collateral be used to pay counsel for Borrower or for the debtor-in-possession, except that fees and expenses of counsel incurred in the course of the operation, leasing, maintenance and management of the Hotel vis-a-vis third parties shall be permitted, subject
                             ---------
     to the budgetary approval requirements set forth herein.

           (i) Borrower stipulates (i) that it is a "single-asset real estate" entity within the meaning of Section 101(51B) of the Bankruptcy Code, or would constitute such an entity if Section 101(51B) were amended to include entities with noncontingent, liquidated secured debts in an amount exceeding $4,000,000 and that all provisions of the Bankruptcy Code, now or hereinafter enacted, applicable to single-asset real estate entities are applicable to Borrower, and (ii) for purposes of Section 552 of the Bankruptcy Code, that all rents, room rents and revenues derived from the Hotel constitute rents, profits or proceeds of property in which Lender has a perfected security interest.

           (j) Nothing in the foregoing agreements and stipulations, or elsewhere in the Loan Documents, shall be deemed to limit or restrict Lender's rights to seek in the bankruptcy court any relief or remedy that Lender would otherwise be entitled to obtain, including dismissal or conversion of the bankruptcy case, the appointment of a trustee or examiner, or relief from the automatic stay.

     3.7   Waiver and Release.  As additional consideration for, and as an
           ------------------
inducement to Lender's entering into this Agreement and consummating the loan modification, Borrower, on behalf of itself and all parties claiming by, through or under Borrower, does hereby release, remise, acquit, waive, relinquish and forever discharge Lender and its agents, employees, directors, officers, attorneys, affiliates, shareholders, parents, subsidiaries, participants, predecessors, successors and assigns, and all persons, firms, corporations and organizations in its behalf (the "Lender's Parties") of and from all damage, loss, claims, demands, liabilities, obligations, defenses, rights of setoffs, claims, actions and causes of action whatsoever which Borrower may now have or claim to have against Lender or Lender's Parties, directly or indirectly, arising out of, based upon or in any manner connected with any "Prior Related Event" (as hereinafter defined), whether known or unknown. The term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which are current, existed, was taken, permitted or begun prior to the execution of this Agreement in accordance with, pursuant to or by virtue of, any of the terms of the Loan Documents, or which was related or connected in any manner, directly or indirectly, to the Loan Documents, Original Loan Documents, the obligations under the Original Loan or any part thereof or the Property. In addition, Borrower acknowledges and agrees that it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever in connection with the Loan, Original Loan, the Loan Documents or the Original Loan Documents, or the administration or funding thereof or the Property.

     3.8   Restructuring Fee.  Borrower shall pay to Lender an amount equal to
           -----------------
$191,250 as a fee for restructuring the Original Loan in accordance with the Loan Documents (the "Restructuring Fee"). The Restructuring Fee shall be payable solely from Net House Profit in accordance with Section 8.4 hereof; provided that Borrower is paying a portion of the Restructuring Fe, in the amount of $63,750, to Lender concurrently with the execution and delivery of this Agreement.

     3.9   Lender's Expenses.  The fees, costs and expenses incurred by Lender
           -----------------
in connection with the restructuring of the Original Loan, including without limitation (i) Borrower's failure to repay the Original Loan prior to maturity (including all such amounts incurred by Lender in anticipation of Borrower's failure to repay the Original Loan prior to maturity) or (ii) the negotiation, preparation and execution of the Loan Documents and all term sheets or agreements preliminary thereto, are referred to herein as "Lender's Expenses." Borrower shall cause Lender's Expenses, to be repaid from Net House Profit in the manner provided in Section 8.4 hereof. Lender shall notify Borrower, within sixty (60) days following the date hereof, as to the amount of Lender's Expenses. Concurrently herewith, Lender has advised Borrower as to the amount of Lender's Expenses as estimated by Lender.


                                   ARTICLE 4
                                   ---------

                              CONDITIONS PRECEDENT
                              --------------------

     4.1   Condition to Closing.  Lender's obligations under this Agreement are
           --------------------
subject to the fulfillment of each of the following conditions, subject, however, to the right of Lender to waive any one or more of such conditions in whole or in part.

           (a)   Loan Documents.  Lender shall have received, at Borrower's sole
                 --------------
     cost and expense, the Loan Documents, in form and substance reasonably satisfactory to Lender:

           (b)   Borrower Organizational Documents.  Lender shall have received,
                 ---------------------------------
     at Borrower's sole cost and expense, the following documents, in form and substance reasonably satisfactory to Lender:

                 (i) a copy of Borrower's Certificate of Limited Partnership certified as of a recent date by the Secretary of State of Rhode Island;

                 (ii) a Certificate of Existence issued by the Secretary of State of Rhode Island with respect to Borrower, dated not more than thirty (30) days prior to the date hereof;

                 (iii) a copy of the Amended and Restated Agreement of Limited Partnership certified by the Managing General Partner as of the date hereof; and

                 (iv) a certificate of the Secretary of State of Illinois dated as of a recent date certifying that Borrower is duly qualified as a foreign limited partnership to transact business in Illinois; and

                 (v) evidence of the withdrawal of MB Investment Properties, Inc., a Rhode Island corporation as a general partner of the Borrower and that the General Partner is currently the sole general partner of the Borrower.

           (c)   Partner Organizational Documents.  Lender shall have received,
                 --------------------------------
     at Borrower's sole cost and expense, the following documents, in form and substance reasonably satisfactory to Lender:

                 (i) a copy of the Certificate of Incorporation of each General Partner and all amendments thereto certified as of a recent date by the Secretary of State of the state of incorporation of such General Partner;

                 (ii) a certificate of the Secretary of State of the state of incorporation of each General Partner dated as of a date reasonably near the date hereof confirming the due incorporation, filing of annual reports and payment of franchise taxes of such General Partner;

                 (iii) a certificate from the Secretary of State of the state of incorporation of each General Partner confirming as of the date hereof the good standing of such General Partner;

                 (iv) a certificate of the Secretary of State of Illinois dated as of a date reasonably near the date hereof certifying that each General Partner is in good standing and duly qualified as a foreign corporation to transact business in Illinois; and

                 (v) a copy of the Certificate of Incorporation and by-laws of each General Partner, a copy of the resolutions or other corporate action taken by the board of directors of each General Partner authorizing the transactions contemplated hereby and a list and specimen signatures of incumbent officers of each General Partner signing any Loan Documents, each certified by the Secretary of such General Partner as of the date hereof.

          (d)  Host Marriott Organizational Documents.  Lender shall have
               --------------------------------------
     received at Borrower's sole cost and expense, the following documents, in form and substance reasonably satisfactory to Lender:

               (i) a copy of the Certificate of Incorporation of Host Marriott and all amendments thereto certified as of a recent date by the Secretary of State of Delaware;

               (ii) a certificate of the Secretary of State of Delaware, dated as of a date reasonably near the date hereof, confirming the due incorporation, filing of annual reports and payment of franchise taxes by Host Marriott;

               (iii) a certificate from the Secretary of State of Delaware dated as of the Closing Date confirming the good standing of Host Marriott;

               (iv) a copy of the Certificate of Incorporation and by-laws of Host Marriott, evidence of authority for the execution of the Reaffirmation of Environmental Indemnification Agreement, and a list and specimen signatures of incumbent officers of Host Marriott signing any Loan Documents, certified by the Secretary of Host Marriott as of the date hereof; and

               (v) A copy of a change-of-name certificate confirming that Marriott's name was changed to Host Marriott.

          (e)  Property Documents.  Lender shall have received, at Borrower's
               ------------------
     sole cost and expense, the following documents, in form and substance reasonably satisfactory to Lender:

               (i) a copy of the Ground Lease and all amendments thereto, certified by Managing General Partner as of the Closing Date;

               (ii) a certificate of the landlord under the Ground Lease as to the absence of defaults under the Ground Lease and such other matters as Lender may request;

               (iii) an update, dated not more than thirty (30) days prior to the date hereof, of that certain plat of survey dated July 29, 1996, prepared by Edward J.

          Molloy & Associates, Ltd., as job no. 960577 (the "Original Survey") certifying to Lender and the title insurer that there have been no changes therefrom;

               (iv)   the evidence of insurance referred to in the Mortgage;

               (v) ALTA 1990 Loan Policy of Title Insurance dated as of the closing date for the restructured loan subject to no additional title exceptions and confirming the continued first priority of the loan documents, including all endorsements previously obtained and, in addition, endorsements re (i) deletion of creditors' rights, (ii) no joint venture, (iii) usury and (iv) "participation interest."

               (vi) current Uniform Commercial Code searches made in the Office of the Secretary of State of the State of Illinois, the Office of the County Recorder for Cook County, Illinois, the Office of the Secretary of State of Maryland, the Office of the Secretary of State of Rhode Island and such other places as Lender may specify, covering Borrower and the General Partners showing no filings relating to, or which could relate to, the Improvements other than those made hereunder or under the Original Loan;

               (vii) copies of all Governmental Approvals, environmental permits and licenses, building permits, certificates of occupancy, liquor licenses and other licenses and permits relating to the Property;

               (viii) The Personal Property Inventory or similar listing of all the personal property located at the Property;

               (ix) An estoppel certificate from the Manager (the "Manager's Estoppel");

               (x) An estoppel certificate from the ground lessor under the Ground Lease, dated not more than seven (7) days prior to the date hereof (the "Ground Lessor Estoppel");

               (xi) A Reaffirmation of the Foreclosure Guaranty (the "Foreclosure Guaranty Reaffirmation") executed by the General Partner;

               (xii) A Reaffirmation of Environmental Indemnification Agreement, executed by Host Marriott (the "Reaffirmation of Environmental Indemnification Agreement");

               (xiii) A letter from Host Marriott, in form reasonably satisfactory to Lender that the Debt Service Agreement has expired, that no sums are owing by the Borrower in connection therewith and that no mortgages or other security have been furnished by the Borrower to Host Marriott in connection therewith with respect to the Property; and

               (xiv) Such other notices, filings, tax returns and other instruments as shall be necessary to record or give notice of the liens, security interest and assignments contemplated herein.

          (f)  Opinions of Counsel.  Lender shall have received opinions of
               -------------------
     counsel for Borrower and an opinion of counsel for Host Marriott all dated as of the date hereof, satisfactory to Lender and relating to such matters with respect to this Agreement, the Loan Documents and the transactions contemplated hereby as Lender may request.

          (g)  Filing and Recordation.  The Mortgage, the Assignment of Rents,
               ----------------------
     the Financing Statements and any of the other documents listed above whose recording and/or filing is required by Lender shall have been properly recorded and/or filed in the appropriate offices.

          (h)  Additional Information.  Borrower shall have provided such other
               ----------------------
     information and documents as Lender may reasonably require.

          (i)  Representations and Warranties.  The representations and
               ------------------------------
     warranties of Borrower contained in this Agreement and in the other Loan Documents shall be true and correct in all material respects as of the date hereof.


                                   ARTICLE 5
                                   ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     5.1  Representations and Warranties.  As a material inducement to Lender to
          ------------------------------
enter into this Agreement and to amend and restate the Original Loan as set forth in the Loan Documents, Borrower unconditionally represents and warrants as follows:

          (a)  Formation and Power.  Borrower is a limited partnership, duly
               -------------------
     formed and validly existing under the laws of the State of Rhode Island and duly qualified to do business in and in good standing in the State of Illinois, with requisite power and authority to (i) incur the indebtedness evidenced by the Note; (ii) execute this Agreement and the other Loan Documents, and (iii) enter into any other instruments executed and delivered to Lender concurrently herewith.

          (b)  Due Execution.  This Agreement, the Note, and all the other Loan
               -------------
     Documents were executed in accordance with the requirements of law and in accordance with the requirements of Borrower's certificate of limited partnership and partnership agreement and any amendments thereto.

          (c)  Due Authorization. The execution of this Agreement, the Note, and
               -----------------
     all the other Loan Documents, and the full and complete performance of the provisions thereof, are authorized by Borrower's certificate of limited partnership and partnership agreement.

          (d)  No Conflicts or Defaults.  The execution of this Agreement, the
               ------------------------
     Note, and all other Loan Documents, and the full and complete performance of the provisions thereof, will not result in any material breach of, or constitute a material default under, or result in the creation of any lien, charge or encumbrance (other than those contained in any of the Loan Documents) upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument or agreement to which Borrower is a party or by which Borrower or the Property is bound.

          (e)  Ownership of Property.  Borrower is the sole legal and beneficial
               ---------------------
     owner of the Property free and clear, to the best of Borrower's knowledge, of all claims, liens and encumbrances other than the Permitted Encumbrances.

          (f)  Accuracy of Financial Information.  Any and all balance sheets,
               ---------------------------------
     statements of income or loss, reconciliation of surplus and financial data of any other kind heretofore furnished Lender by or on behalf of Borrower are true and correct in all material respects, have been prepared on a federal tax basis and fully and accurately present the financial condition of the subjects thereof as of the dates thereof and no material adverse change has occurred in the financial condition reflected therein since the dates of the most recent thereof.

          (g)  Litigation.  There are no actions, suits or proceedings of a
               ----------
     material nature pending or, to the knowledge of Borrower threatened, against or adversely affecting Borrower or the Property, including any Environmental Claims, and no event has occurred that will violate, be in conflict with, result in the breach of or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Property other than the liens and security interests created by, or otherwise permitted by, the Loan Documents.

          (h)  Legal Requirements.  Borrower has complied with all Legal
               ------------------
     Requirements the non-compliance with which would have a material adverse affect on Borrower or the Property.

          (i)  No Usury.  The Loan is a business loan within the meaning of
               --------
     Paragraph 6404(1)(d) of Chapter 17 of Illinois Revised Statutes, 815 ILCS 205/4 (1992), the Loan is an exempted transaction under the Truth In Lending Act, 12 U.S.C. Section 1601 et seq. and the Loan does not violate
                                         -- ---
     the provisions of the Illinois usury laws, any consumers credit laws or the usury laws of any state which may have jurisdiction over this transaction, Borrower or any property securing the Loan.

          (j)  Zoning.  The use and occupancy of the Property and Improvements
               ------
     comply with all Legal Requirements except where non-compliance with such Legal Requirement would not have a material adverse affect on the Borrower or the Property. Except for Permitted Encumbrances, no portion of the Improvements are constructed over areas subject to easements or set-back restrictions. Neither the zoning nor any other right to construct or to use the Improvements is to any extent dependent upon or related to any real estate other than the Property except to the extent that the use of the Improvements is limited by the terms of the Ground Lease or under one or more of the Permitted Encumbrances. All approvals, licenses, permits, certifications, filings, and other actions normally accepted as proof of compliance with the Legal Requirements by prudent lending institutions that make investments secured by real estate in the general area of the Property, to the extent available as of the date hereof, have been duly made, issued, or taken.

          (k)  Availability of Service.  All streets, easements, utilities and
               -----------------------
     related services necessary for the construction of the Improvements and the operation thereof for their intended purpose are available to the Property, including potable water, storm and sanitary sewer, gas, electric and telephone facilities and garbage removal.

          (l)  Binding Effect of Loan Documents.  Each Loan Document constitutes
               --------------------------------
     a legal and binding obligation of, and is valid and enforceable against, Borrower, all other persons (other than Lender) obligated thereunder (if any) and the Property and Improvements (as the case may be) in accordance with the terms thereof (except as such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, or by equitable principles, applicable to the rights of creditors generally) and is not subject to any defenses or setoffs.

          (m)  Subdivision.  The Property is not in violation of any Illinois
               -----------
     law or local ordinance relating to the division or transfer of land and no such violation has occurred or will occur by reason of a transfer or mortgage of the Property, that, in either case, would affect the validity or enforceability of any subsequent conveyance or encumbrance of any interest in the Property.

          (n)  Environmental.  To Borrower's actual knowledge, without having
               -------------
     undertaken any investigation other than the environmental reports identified in Exhibit H,

     (i) no Hazardous Materials exist on, over, under or about the Property or the Land and (ii) there have been no actual or claimed violations of any Environmental Laws with respect to the Property or the Land, other than as set forth in environmental reports identified on Exhibit H.

          (o)  Sewage.  To Borrower's actual knowledge, the storm and sanitary
               ------
     sewage disposal system, water system and all mechanical systems of the Land and the Property comply with all applicable laws, statutes, ordinances, rules and regulations, including, without limitation, all Environmental Laws. The applicable environmental protection agency, pollution control board and/or other governmental agencies having jurisdiction of the Land and the Property have issued their permits for the construction, tap-on and operation of those systems.

          (p)  Utilities.  To Borrower's actual knowledge, all utility, parking,
               ---------
     access (including curb-cuts and highway access), construction, recreational and other permits and easements required for the construction and use of the Property have been granted and issued.

          (q)  Governmental Approvals.  To Borrower's actual knowledge, no
               ----------------------
     authorization, approval or license from, filing with or notice to, and no other action by, any Governmental Authority (each, a "Governmental Approval") is required in connection with the due execution, delivery and performance by Borrower of any Loan Document.

          (r)  Leases.  Borrower has not entered into any lease or other
               ------
     arrangement for occupancy of space within the Property. Borrower is not holding any security deposits with respect to any leases or occupancy agreements for space within the Property, and Borrower has not received any prepayments of rent more than one month in advance under any such leases or occupancy agreements.

          (s)  Truth of Financial Statements. All financial statements and other
               -----------------------------
     reports furnished to Lender by Borrower or any Affiliated Party are true, correct and complete in all material respects and do not fail to state any material fact necessary to make the statements made not misleading.

          (t)  Change in Financial Condition.  No material adverse change in the
               -----------------------------
     operations or financial condition of Borrower or Host Marriott has occurred since the respective effective dates of their financial statements most recently submitted to Lender.

          (u)  Regulation U.  The Loan was not made for the purpose of
               ------------
     purchasing or carrying "margin stock" within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System, and Borrower agrees to execute all instruments necessary to comply with all the requirements of Regulation U of the Federal Reserve System.

          (v)  ERISA.  The assets of Borrower are not "plan assets" of any
               -----
     employee benefit plan covered by ERISA or Section 4975 of the Internal Revenue Code.

          (w)  Truth of Recitals.  All statements set forth in the Recitals are
               -----------------
     true and correct.

          (x)  Freedom from Default. No Default or Event of Default has occurred
               --------------------
     or is continuing, other than the failure of the Borrower to repay the Original Loan upon the maturity thereof.

          (y)  Trade Name.  Neither the Borrower nor the General Partner uses
               ----------
     any trade name other than its actual name set forth herein.

          (z)  Principal Business Address.  The principal place of business of
               --------------------------
     Borrower and the General Partner are located at the address provided in
     Section 12.3 hereof for the furnishing of notices to Borrower.

          (aa) Foreign Person.  Borrower is not a "foreign person" within the
               --------------
     meaning of Sections 1445 or 7701 of the Internal Revenue Code.

          (bb) Transactions with Affiliated Parties.  Borrower has not
               ------------------------------------
     purchased, acquired or leased any property from, or sold, transferred or leased any property to, or loaned or advanced any money to, or borrowed any obligation of, or acquired any stock, obligations or securities of, or entered into any merger or consolidation agreement or any management or similar agreement with, any Affiliated Party, or entered into any other transaction or arrangement with or made any payment to or otherwise dealt with, in the ordinary course of business or otherwise any Affiliated Party, other than the Management Agreement and any payments made pursuant thereto and other than Host Marriott.

          (cc) Employees.  Borrower has no employees.
               ---------

          (dd) Other Indebtedness.  Borrower has no indebtedness other than (i)
               ------------------
     the Indebtedness, (ii) any deferred Incentive Management Fees owing to Manager under the Management Agreement, which deferred amounts are not in excess of $3,061,998 as of the date hereof and (iii) any accounts payable to trade creditors in the ordinary course of the operation of the Hotel, which accounts payable do not exceed $220,209 as of the date hereof and, to Borrower's knowledge, Borrower is not in default to any such trade creditors.

          (ee) No Distributions.  Borrower has made no distributions to any of
               -----------------
     its constituent partners in the twelve (12) month period ending with the date hereof.

     5.2  Nature of Representations and Warranties.  As of the date hereof, all
          ----------------------------------------
representations and warranties made in this Agreement and in any other Loan Document are true and correct in all material respects and do not contain untrue statements of a material fact or omit any material fact necessary to make such representations and warranties not misleading. Such representations and warranties shall survive so long as any of Borrower's obligations hereunder have not been satisfied or the Loan or any part thereof shall remain outstanding, and for any applicable statute of limitations period thereafter. All representations and warranties made in this Agreement or in any certificate or other document delivered to Lender by or on behalf of Borrower or Host Marriott, or any General Partner pursuant to or in connection with this Agreement shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf. Except as specifically provided hereinabove to the contrary, the representations and warranties contained herein that are made to the best knowledge and belief of Borrower have been made after diligent inquiry calculated to ascertain the truth and accuracy of the subject matter of each of such representations and warranties.


                                   ARTICLE 6
                                   ---------

             ANNUAL BUSINESS PLAN AND BUDGET; LENDER'S CONSULTANT;
             -----------------------------------------------------
                                 NOI COVENANT
                                 ------------

     6.1 Not less than twenty-five (25) days prior to the end of each Fiscal Year, Borrower shall provide Lender with an Annual Operating Projection and a Repairs and Equipment Estimate (as such terms are defined in the Management Agreement) for the Property for the following Fiscal Year which shall include
(i) a proposed operating budget for the Hotel prepared in accordance with the Management Agreement showing the estimated Gross Revenues, departmental profits, Deductions and other authorized deductions, and the projected Net House Profit for the forthcoming Fiscal Year and (ii) a proposed Capital Improvements budget for such Fiscal Year prepared in accordance with the Management Agreement. To the extent that the proposed budget for each Fiscal Year is broken down into thirteen (13) Accounting Periods, at any time during any Fiscal Year, Borrower shall promptly furnish Lender with a copy of said breakdown. A copy of the Annual Operating Projection and the Repairs and Equipment Estimate for Fiscal Year 1996 is attached hereto as Exhibit I.

     6.2 Borrower shall arrange for Manager to meet with Lender at the Hotel on a semi-annual basis at a mutually agreeable time to discuss the performance of the Hotel and the applic able (or proposed) Annual Operating Projection and Repairs and Equipment Estimate. Borrower and Lender shall meet with Manager to discuss the reallocation of certain expenses between the Hotel and the nearby Marriott Hotel to more accurately reflect the costs and benefits of certain services between such hotels. This discussion shall include the van service and reservation expenses between the foregoing hotels.

     6.3 Lender shall have the right to engage one or more consultants to whom Lender may provide, following the execution by each such consultant of a confidentiality agreement in form and substance reasonably satisfactory to Borrower, copies of all budgets, business plans, financial statements and other information pertaining to the Hotel. As Lender's agent such consultant (i) shall have the right to review and inspect the books and records of the Borrower and visit the Hotel upon reasonable prior notice and (ii) shall have the right to attend the semi-annual meetings with representatives of the Manager and the Borrower described in Section 6.2 above. The consultant's fee (the "Consultant's Fee") shall be paid for by the Lender; provided, however that Borrower shall be liable for the Consultant's Fee (limited to $10,000) only for any NOI Shortfall Year.


                                   ARTICLE 7
                                   ---------

                             FINANCIAL STATEMENTS
                             --------------------

     Financial Statements.  Borrower agrees to furnish to Lender, at Borrower's
     --------------------
expense:

               (i) as soon as practicable, but in any event not later than forty-five (45) days after the end of each Accounting Period, Smith Travel Research's STAR Report for the Hotel (to the extent provided by the Manager) together with an unaudited balance sheet for the Hotel, as of the end of such accounting period and the related unaudited "rent letter" of Manager (together with Manager's so-called "Format 90" or its equivalent) in the form of Exhibit J hereto for such Accounting Period and for the portion of the calendar year through the last day of said Accounting Period, setting forth in each case in comparative form the figures for the previous year and the figures under the Annual Operating Projection for the period or periods in question, and setting forth the actual Capital Improvement expenditure for the period, certified by a Responsible Officer of the General Partner, each such financial statement to be complete and correct in all material respects and prepared in reasonable detail. The financial statements shall also set forth the monthly balance of the FF&E Account. If the Manager supplies other financial information or similar reports, the Borrower shall supply copies of such to Lender.

               (ii) as soon as available and in any event within 90 days after the end of each of the first three quarters of each Fiscal Year of Borrower, a balance sheet of Borrower as of the end of such quarter and an income statement and statement of changes in cash flows and statement of changes in equity, of Borrower for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, all in reasonable detail and stating in com parative form the respective figures for the corresponding date and period in the previous Fiscal Year and all prepared on a federal tax basis (or in accordance with generally accepted accounting principles applied on a consistent basis if such "GAAP" financial statements become available subsequent to the date hereof) and certified by a Responsible Officer of the General Partner;

               (iii) annually, within 120 days after the close of each of Borrower's Fis cal Years, consolidated operating statement for the Property for said Fiscal Year and a financial statement for such Fiscal Year, consisting of a balance sheet and profit and loss statement, in such reasonable detail as Lender may request, setting forth the financial condition and the income and expenses of both Borrower and of the Property for such Fiscal Year and a certificate executed by Borrower certi fying that such financial statement has been prepared on a federal tax basis (or in accordance with generally accepted accounting principles applied on a consistent basis if such "GAAP" financial statements become available subsequent to the date hereof) and fairly presents Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period covered thereby. Such financial statement shall be audited at Borrower's expense by a certified public accountant selected by Borrower and satisfactory to Lender;

               (iv) upon Lender's request, Borrower shall also furnish to Lender, at Borrower's expense, such unaudited interim balance sheets and profit and loss statements as Borrower shall have otherwise prepared. Upon Lender's request, Borrower shall furnish Lender with convenient facilities and all books and records necessary for an audit of such statements. At any time and from time to time, Borrower shall deliver to Lender such other financial data as Lender reasonably shall request with respect to ownership, maintenance, use and operation of the Property. Borrower shall notify Lender immediately of any material adverse change in its financial condition or business prospects;

               (v) Borrower shall use its best efforts to furnish Lender with copies of the 10Q and 10K reports for Host Marriott within thirty (30) days after the filing thereof, provided that Borrower's failure to furnish said copies within said time period shall not constitute an Event of Default hereunder.

     Lender shall require the auditor furnishing such financial statements to furnish an opinion to Borrower as to the amount of Excess Cash Flow for the year in question, and the amount of any Excess Cash Flow Payments so that the payments required to be made pursuant to Section 2.3 of the Note may be verified. The auditor providing such financial statements shall be subject to the prior written approval of the Lender. Lender acknowledges that it has currently approved Arthur Andersen, L.L.P. as said auditor, and that Lender shall approve any other "Big 6" accounting firm as said auditor, provided that prior written notice of said selection is provided to Lender. Approval of any auditor may be withdrawn upon prior written notice from the Lender if Lender believes that there has been a material adverse change in the ability of said auditor to adequately perform the work contemplated under this Article 7.


                                   ARTICLE 8
                                   ---------

                BANK ACCOUNTS AND APPLICATION OF GROSS REVENUES
                -----------------------------------------------

     8.1  Establishment of Bank Accounts.  Borrower shall not commingle or
          ------------------------------
permit to be commingled the Gross Revenues with any monies or funds of any Affiliated Party or with any revenues from any properties other than the Property. Borrower shall establish four separate bank accounts, referred to herein as the "Main Disbursing Account," the "General Investment Account," the "FF&E Account" and the "Operating Account" (collectively, the "Bank Accounts"). Each Bank Account shall be pledged to Lender as security for the performance of Borrower's obligations under the Loan Documents pursuant to a separate deposit, pledge and security agreement in substantially the form of the Pledge Agreements. As of the date hereof, the Bank Accounts are as follows:

          (a) The Main Disbursing Account has been established at First National Bank of Chicago as Account No. 58-06704. As of September 17, 1996, the balance of said account was $549,492.57.

          (b) The General Investment Account has been established at Merrill Lynch & Company as Account No. 3214638-5. As of September 17, 1996, the balance of said account was $66,842.96.

          (c) The FF&E Account has been established at Merrill Lynch & Company as Account No. 3206060-7. As of September 17, 1996, the balance of said account was $929,822.31.

          (d) The Operating Account has been established at Merrill Lynch & Company as Account No. 258-3213916-9. As of September 17, 1996, the balance of said account was $515,005.29.

Borrower shall not at any time during the term of the Loan close any of the Bank Accounts or open or maintain any accounts at any other financial institution without the prior written consent of Lender. Each of the Bank Accounts shall be an interest-bearing account, and the proceeds of each account shall be invested solely in the types of investments identified on Exhibit L attached hereto, unless Lender's prior written approval shall first be obtained. Borrower agrees that it shall include all earnings on the Bank Accounts as income of Borrower for all applicable federal and state tax purposes.

     8.2  Deposits to Bank Accounts; Withdrawal of Funds.
          ----------------------------------------------

          (a) Borrower shall deposit or cause to be deposited all Gross Revenues in the Main Disbursing Account upon Manager's receipt thereof. Manager shall have signature authority with respect to the Main Disbursing Account, provided that (i) Manager shall be authorized to withdraw funds therefrom solely in accordance with the terms of the Management Agreement and (ii) Manager shall be authorized to withdraw funds for the purpose of transferring such funds to the General Investment Account. Borrower shall cause Manager, not later than the 20th day following the end of each Accounting Period, to transfer from the Main Disbursing Account into the Operating Account an amount equal to the Net House Profit for such Accounting Period.

          (b) Manager shall have signature authority with respect to the General Investment Account, provided Manager shall not cause any funds to be disbursed therefrom other than for the purpose of transferring said funds to the Main Disbursing Account for the payment of costs and expenses which, pursuant to Section 8.2(a) hereinabove, are authorized to be disbursed from the Main Disbursing Account.

          (c) Borrower shall deposit or cause to be deposited in the FF&E Account within twenty (20) days following the close of each Accounting Period, an amount equal to (i) four percent (4%) of the Gross Revenues for said period, if said period falls within calendar years 1996, 1997, 1998 or 1999, and (ii) five percent (5%) of the Gross Revenues for said period, if said period occurs on or after January 1, 2000. Borrower and Manager shall have signature authority with respect to the FF&E Account, provided that neither Borrower nor Manager shall cause any funds to be withdrawn therefrom other than to pay for Capital Improvements in accordance with the Management Agreement.

          (d) Borrower shall have signature authority with respect to the Operating Account, provided that Borrower hereby agrees not to withdraw any funds therefrom other than for the purposes for which Borrower is permitted or required to apply Net House Profit pursuant to Sections 8.4 and 8.5 hereinbelow.

          (e) Notwithstanding the foregoing, Borrower shall not have the right to withdraw any funds from any Bank Account during the continuation of any Event of Default or any event which, with the passage of time or the giving of notice, would constitute an Event of Default.

     8.3  Payment of Deductions.  Borrower (or Manager, pursuant to the
          ---------------------
Management Agreement and as agent for Borrower) shall cause Gross Revenues to be applied first to the payment of all Deductions which are then payable. Deductions shall, as provided above, be paid from the Main Disbursing Account.

     8.4  Application of Net House Profit.  The balance of Gross Revenues
          -------------------------------
remaining after the payment of Deductions (i.e., Net House Profit) shall be applied by Borrower as follows:

          (i) First, to the payment of rent and other charges then due and payable to the ground lessor under the Ground Lease;

          (ii) Second, to the payment of Base Rate Interest then due and payable;

          (iii) Third, to the payment of Scheduled Principal Payments then due and payable;

          (iv) Fourth, to the payment of any Incentive Management Fee or Contingent Management Fees then due and payable to Manager in accordance with Article V of the Management Agreement;

          (v) Fifth, to the payment of actual out-of-pocket expenses incurred by Borrower to parties that are not Affiliated Parties and are not employees of Borrower or any Affiliated Party (with the exception of Host Marriott, but only to the extent that the compensation paid to Host Marriott does not exceed the amounts that would be payable at arm's-length) in connection with the administration of Borrower's limited partnership structure, provided that said amount shall not include overhead not specifically attributable to the Borrower entity and shall not exceed $75,000 in any given calendar year (which amount shall be ratably adjusted for partial Fiscal Years during the term hereof based upon the number of days in said Fiscal year that fall within the term hereof);

          (vi) Sixth, to the payment of any Lender's Expenses not previously repaid;

          (vii) Seventh, to the payment of any portion of the Restructuring Fee not previously repaid;

          (viii) Eighth, to the payment of any Consultant's Fees incurred by Lender in any year in which there is an NOI Shortfall; and

          (ix) Ninth, to the payment of any "Permitted Payments" (as such term is defined in the Subordination Agreement of even date herewith between Lender and Manager) payable to Manager from time to time by Borrower.

     8.5  Application of Excess Cash Flow.  The balance of Net House Profit
          -------------------------------
remaining after application to the costs and expenses described in Section 8.4 hereinabove as referred to herein as "Excess Cash Flow." All Excess Cash Flow shall be applied in accordance with the terms of Section 2.3 of the Note. The items in clauses (vi), (vii) and (viii) above shall be paid to Lender by Borrower concurrently with the making of the Excess Cash Flow Payments pursuant to Section 2.3 of the Note.


                                   ARTICLE 9
                                   ---------

                         GENERAL COVENANTS OF BORROWER
                         -----------------------------

     So long as any of Borrower's obligations hereunder have not been satisfied or the Loan or any part thereof shall remain outstanding Borrower shall:

     9.1  Maintenance of Existence.  Preserve and maintain its partnership
          ------------------------
existence and good standing in the jurisdiction of its formation, and qualify and remain qualified in each jurisdiction in which such qualification is required. Without the prior written consent of Lender, Borrower shall not permit or suffer any amendment or modification of its partnership agreement, the withdrawal of the General Partner or the admission of a new General Partner.

     9.2  Conduct of Business.  Operate the Hotel as a first class Hotel at all
          -------------------
times.

     9.3  Maintenance of Property.  Maintain, keep and preserve all of the
          -----------------------
Property (tangible and intangible) that is necessary or useful in the operation of the Property and the conduct of Borrower's business in good working order and condition, ordinary wear and tear excepted; provided, however, that so long as no Event of Default is then continuing, Borrower may dispose of any worn out or obsolete items of personal property no longer useful or necessary to the operation of the Hotel and may replace items of personal property so long as the replacement property is of quality, value and utility at least equal to that of the property being replaced at the time it was placed in service. All such Property shall be owned by Borrower and not leased and shall be kept free and clear of all chattel mortgages, conditional vendor's liens, and all other liens, encumbrances and security interests of any kind other than liens in favor of Lender, with the exception of the equipment leases identified on Exhibit K attached hereto, and equipment leases of a similar scope or nature entered into in the future, to the extent consistent with the customary standards for the operation of a first class hotel facility.

     9.4  Maintenance of Records.  Keep adequate records and books of account,
          ----------------------
in which complete entries will be made reflecting all financial transactions concerning the Property.

     9.5  Maintenance of Insurance.  Maintain such insurance as is required by
          ------------------------
the Mortgage.

     9.6  Compliance with Legal Requirements.  Comply in all respects with all
          ----------------------------------
Legal Requirements unless such noncompliance does not materially adversely affect the Property or Borrower; provided, however, that Borrower may contest in good faith the validity or applicability to Borrower or to the Property of any Legal Requirement by appropriate proceedings in a manner that does not, in the judgment of Lender, materially and adversely affect Lender's rights or the first priority of its lien against the Property.

     9.7  Right of Inspection.  From time to time upon reasonable prior notice
          -------------------
permit Lender or any agent or representative thereof, during normal business hours, to examine and make copies and abstracts from the records and books of account of, and visit the Property; provided, however, that in cases of emergency no such notice shall be required.

     9.8

          (a) Notice of Events of Default.  At its expense, furnish to Lender as
              ---------------------------
     soon as possible and in any event within 10 days after Borrower becomes aware of the occurrence of any Event of Default or event that, with notice or lapse of time or both, would become an Event of Default, a written notice setting forth the details of such Event of Default or event and the action that is proposed to be taken by Borrower with respect thereto.

          (b) General Information.  At its expense, furnish to Lender such other
              -------------------
     information respecting the condition or operations, financial or otherwise, of Borrower as Lender may from time to time reasonably request.

          (c) General Partner.  Upon request by Lender, Borrower shall provide
              ---------------
     to Lender any and all financial statements and other documents and information with respect to the General Partner described in such request, to the extent that such statements, documents and information exist and are available.

          Upon Lender's request, Borrower shall furnish Lender with convenient facilities and all books and records necessary for an audit of such statements. At any time and from time to time, Borrower shall deliver to Lender such other financial data as Lender reasonably shall request with respect to ownership, maintenance, use and operation of the Property. Borrower shall notify Lender immediately of any material adverse change in its financial condition or business prospects.

     9.9  Liens.  Save and except for taxes and assessments that are to be paid
          -----
by Borrower as specified in the Mortgage, not create or suffer or permit to be created or to exist, subsequent to the date hereof, any lien or encumbrance upon the Property that shall be or may become superior to the lien of the Mortgage.

     9.10 Leasehold Interest.
          ------------------

          (a) Performance of Ground Lease.  At all times fully perform and
              ---------------------------
     comply with all agreements, covenants, terms and conditions imposed upon or assumed by it under the Ground Lease and permit Lender, if Borrower shall fail so to do, to take any action Lender deems necessary or desirable to prevent or to cure any default by Borrower in the performance of or compliance with any of Borrower's covenants or obligations under the Ground Lease.

          (b) No Amendments.  Not surrender the leasehold estate and interest
              -------------
     under, nor terminate or cancel the Ground Lease nor, without the express written consent of Lender, modify, change, supplement, alter or amend the Ground Lease either orally or in writing.

     9.11 Environmental Compliance.  Except for Hazardous Materials used in the
          ------------------------
ordinary course of the hotel and restaurant business, Borrower will not, and will not permit any other Person to, use, manufacture, process, store, dispose of or otherwise handle Hazardous Materials on the Property.

     9.12 Documents of Further Assurance.  Borrower shall, from time to time,
          ------------------------------
upon Lender's request, execute, deliver, record and furnish such documents as Lender may reasonably deem necessary or desirable to (i) perfect, and maintain perfected as valid liens upon the Property, the liens granted by Borrower pursuant to the Mortgage and the assignments and other security interests granted by Borrower to Lender under the other Loan Documents as contemplated by this Agreement, (ii) correct any errors of a typographical nature which may be contained in any of the Loan Documents, and (iii) consummate fully the transactions contemplated under this Agreement.

     9.13 Furnishing Reports.  Upon Lender's reasonable request, Borrower shall
          ------------------
provide Lender promptly after receipt with copies of all inspections, reports, test results and other information received by Borrower from time to time from its employees, agents, representatives, architects, engineers, contractors, and any other parties heretofore or hereafter involved in the operation of the Property which in any way relate to the Property (or any part thereof).

     9.14 Leases.
          ------

          (a) Borrower shall not enter into any lease of space in the Property without the prior written consent of Lender (any lease that is so approved being referred to herein as an "Approved Lease"). Borrower shall not modify, amend, waive any material pro vision of, terminate or cancel any Approved Lease of space in the Property for more than 2,000 square feet without the prior written consent of Lender. Nothing in this Section 9.14, or in Section 9.16, however, shall detract from the rights of the Manager under the Management Agreement.

          (b) Borrower shall deliver copies of all Approved Leases to Lender promptly following execution.

     9.15 Management Agreement and Other Contracts.
          ----------------------------------------

          (a) Borrower shall not amend, modify, waive any provision of, terminate or cancel the Management Agreement. In the event that the Manager is no longer the property manager of the Property, the selection of a successor property manager (including the material terms of such manager's employment) shall be subject to Lender's prior written approval.

          (b) Borrower shall not enter into, amend, modify, waive any provision of, terminate or cancel any other management contracts for the Property or agreements with leasing agents or brokers.

     9.16 Furnishing Notices.  Borrower shall deliver to Lender copies of all
          ------------------
notices received or given by Borrower (or its agents or representatives) under any of the Approved Leases within three (3) days after such notice is given or received, as the case may be. Borrower shall also provide Lender with copies of all notices pertaining to the Property or any part thereof received by Borrower (or their respective agents or representatives) from any Governmental Authority or from any insurance company providing insurance in respect of the Property, within three (3) days after such notice is received.

     9.17 Indebtedness.  Borrower shall not incur any indebtedness (whether
          ------------
personal or non-recourse, secured or unsecured) other than customary trade payables paid within sixty (60) days after they are incurred, or equipment leases permitted pursuant to Section 9.3 hereof.

     9.18 Prohibition Against Cash Distributions.  No cash flow from the
          --------------------------------------
Property shall be distributed to any partners of Borrower or applied other than as provided in Article 8.

     9.19 Transactions with Affiliated Parties.  Borrower shall not purchase,
          ------------------------------------
acquire or lease any property from, or sell, transfer or lease any property to, or loan or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement or any management or similar agreement with, any Affiliated Party, or enter into any other transaction or arrangement or make any payment to or otherwise deal with, in the ordinary course of business or otherwise, any Affiliated Party on terms other than arm's-length commercially reasonable terms other than the management arrangements contemplated by the Management Agreement or in connection with the administration of Borrower's limited partnership structure.

     9.20 Appraisals and Certain Legal Expenses.  Lender shall have the right to
          -------------------------------------
obtain appraisals of the Property from time to time from an appraiser satisfactory to Lender. Borrower shall provide such appraiser access to the Property, Borrower's books and records relating to the Property and such other information as is customarily required in order to allow an appraiser to perform its appraisal. Borrower shall pay, within thirty (30) days after Lender's request, the cost of such appraisals as follows: Borrower shall pay such costs, not to exceed (i) $10,000, in connection with any one appraisal performed at Lender's request in 1996; and (ii) $50,000 in connection with any appraisal performed by Lender after March 1, 2001 and any legal expenses incurred by Lender after March 1, 2001, if (x) Borrower shall have failed to repay the Loan in full prior to such date or (y) Borrower shall have failed to deliver to Lender a notice of its intention to repay the Loan in full on or before June 12, 2001, accompanied by a written binding commitment from a third party lender or a sales contract from a third party purchaser which commitment or sales contract (as the case may be) demonstrates to the Lender's reasonable satisfaction that the Loan will be repaid in full on or before the Maturity Date or (z) the Borrower delivers to the Lender a commitment or sales contract which is approved by the Lender but Borrower thereafter fails to repay the Loan in full by the Maturity Date. The agreement of Borrower to reimburse certain appraisal costs and legal expenses pursuant to clause (ii) of the preceding sentence shall supersede any limitations in Section 5 of the Note and shall not limit the right of Lender to reimbursement from Borrower for the expenses of appraisers and legal counsel otherwise provided under the Note or this Agreement.

     9.21 Maintenance of Existence.  Borrower shall at all times preserve and
          ------------------------
maintain in full force and effect all rights, privileges and franchises necessary in the normal conduct of owning and operating a first-class hotel.

     9.22 ERISA.  Borrower shall comply with any applicable provisions of ERISA,
          -----
and not (i) engage in any transaction which could cause the Loan (or the exercise by Borrower of any rights under the Mortgage or the other Loan Documents) to be a non-exempt prohibited transaction under ERISA or the Internal Revenue Code, to be in violation of any requirement applicable to or restriction on any ERISA plan, (ii) allow underlying assets of any Borrower to become "plan assets," as defined under ERISA, or (iii) maintain,
                        ---- ------
sponsor, contribute to or become obligated to contribute to any ERISA plan which is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Internal Revenue Code.

     9.23 Trade Name.  Borrower shall not use any trade name other than its
          ----------
actual name set forth herein.

     9.24 Principal Place of Business.  Borrower shall not change its principal
          ---------------------------
place of business without giving Lender at least thirty (30) days prior written notice thereof.

     9.25 Information and Approvals with respect to Management Agreement.
          --------------------------------------------------------------
Borrower shall promptly deliver to Lender a copy of any written information or written notice given to Borrower by Manager in connection with the Management Agreement. Borrower agrees that, without the prior written consent of Lender, Borrower shall not exercise any rights of consent or approval with respect to budgets or any other matter as to which Borrower has consent or approval rights under the Management Agreement, to the extent that said matter could reasonably be projected to result in a material increase in Deductions and/or a material reduction in Excess Cash Flow.

                                  ARTICLE 10
                                  ----------

                                   DEFAULTS
                                   --------

     10.1 Events of Default.  Any of the following shall constitute an "Event of
          -----------------
Default" hereunder:

          (a) Failure to Pay.  The failure of Borrower to make any payment
              --------------
     required hereunder or under the Note or any of the other Loan Documents, whether such payment is required to be made to Lender or to some other person or entity, within five (5) days after the due date thereof.

          (b) Voluntary Bankruptcy.  The filing of any petition or the
              --------------------
     commencement of any case or proceeding by Borrower or any general partner of Borrower under any provision or chapter of the Federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, or an adjudication that Borrower or any such general partner is insolvent or bankrupt, or the entry of an order for relief under the Federal Bankruptcy Code with respect to Borrower or any such general partner.

          (c) Involuntary Bankruptcy.  The filing of any petition or the
              ----------------------
     commencement of any case or proceeding described in Section 10.1(b) hereof against Borrower or any general partner of Borrower, or against the assets of any such persons or entities, unless such petition and the case or proceeding initiated thereby are dismissed within 60 days from the date of such filing; the filing of an answer by Borrower, or any such general partner, admitting the allegations of any such petition; or the appointment of, or the taking of possession by, a custodian, trustee, agent or receiver for all or any assets of Borrower, or any such general partner, unless such appointment is vacated or dismissed or such possession is terminated within 60 days from the date of such appointment or commencement of such possession, but not later than five days before the proposed sale of any assets of Borrower, or any such general partner, by such custodian, trustee, agent or receiver, other than in the ordinary course of the business of Borrower or such general partner.

          (d) Insolvency.  The insolvency of Borrower or any general partner of
              ----------
     Borrower; or the execution by Borrower or any such general partner of an assignment for the benefit of creditors; or the convening by Borrower or any such general partner of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Borrower or of any such general partner to pay its debts as they mature; or if Borrower or any such general partner is generally not paying its debts as they mature.

          (e) Inability to Pay.  The admission in writing by Borrower or any
              ----------------
     general partner of Borrower that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

          (f) Existence.  The liquidation, termination or dissolution of
              ---------
     Borrower or any general partner of Borrower. A merger of either general partner into an entity that is directly or indirectly wholly owned by the same ultimate parent as such general partner shall not constitute a liquidation, termination or dissolution of such general partner.

          (g) Amendment of Entity Documents.  The amendment or modification in
              -----------------------------
     any manner that would adversely affect Lender without the prior written consent of Lender of the articles of incorporation, bylaws, articles of partnership or limited partnership agreement, certificate of partnership or other charter or enabling documents of Borrower or Borrower's general partners, or the termination, by operation of law or otherwise of any of the foregoing.

          (h) Transfer of Property.  The sale, lease, exchange, conveyance,
              --------------------
     transfer, mortgage, assignment, pledge or encumbrance, either voluntarily or involuntarily, without the prior written consent of Lender, or the agreement by Borrower to do so, without the prior written consent of Lender (unless all obligations of Borrower under such agreement are conditioned upon such consent or upon prepayment of the Loan in accordance with the provisions of the Note, this Agreement and the other Loan Documents) of (i) any right, title or interest of Borrower or of any successor to Borrower in and to all or any portion of the Property, other than (A) utility easements not adversely affecting the value of the Property to the extent otherwise permitted under the Mortgage or (B) dispositions or replacements of items of personal property permitted under
     Section 9.3 hereof or (C) a taking pursuant to eminent domain or condemnation powers; (ii) any general partnership interest in Borrower, except for transfers of general partnership interest to a transferee that is directly or indirectly wholly owned by the same ultimate parent as the transferor; or (iii) any beneficial ownership interests in either General Partner, except for transfers of beneficial ownership interests to a transferee that is directly or indirectly wholly owned by the same ultimate parent as the transferor.

          (i) Attachment.  The levy, attachment or seizure pursuant to court
              ----------
     order ("Order") of (i) any right, title or interest of Borrower or of any successor to Borrower, in and to all or any portion of the Property or (ii) any general partnership interest in Borrower if such Order is not vacated and the proceeding in which it was entered is not dismissed or bonded over to Lender's satisfaction within 60 days of the entry of such Order.

          (j) Breach of Representations and Warranties.  The materially false or
              ----------------------------------------
     misleading nature of any representation or warranty contained herein or in any of the other Loan Documents or the materially false or misleading nature of any representation to Lender concerning the financial condition or credit standing of Borrower or any general partner of Borrower.

          (k) Failure to Deliver Funds or Instruments.  The failure of Borrower
              ---------------------------------------
     to make any deposit of funds or instruments required hereunder or under the Mortgage within the time period provided herein or in the Mortgage, or, if no time period has been provided hereunder or under the Mortgage, within five days after written demand therefor from Lender.

          (l) Encroachment.  The existence of any material encroachment that has
              ------------
     occurred without the approval of Lender and that is not removed or corrected or as to which Borrower has not made other arrangements reasonably satisfactory to Lender within 60 days after the earlier of (i) Lender's written notice to Borrower of the existence thereof, or (ii) Borrower's discovery thereof.

          (m) Filing of Liens.  Subject to Borrower's right to contest the
              ---------------
     assertion of any claims, liens or encumbrances in accordance with the provisions of the Mortgage, the filing of any claim of lien or encumbrance against the Property, or the Improvements or any part thereof, or any interest or right made appurtenant thereto if such claim of lien or encumbrance has not been dismissed or vacated within 30 days after such claim was filed.

          (n) Damage to Improvements.  Subject to the provisions of Sections 10,
              ----------------------
     11 and 12 of the Mortgage, the demolition, destruction, or substantial damage of the Improvements so that in Lender's reasonable judgment they cannot be restored or rebuilt with available funds (including insurance proceeds, as and to the extent the same are made available pursuant to the Mortgage) to a profitable condition within a reasonable time.

          (o) Injunction Against Performance.  The obtaining by any person of an
              ------------------------------
     order or decree in any court enjoining or prohibiting Borrower, any Affiliated Party, or Lender or either of them from performing this Agreement or any of the other Loan Documents, which order or decree is not vacated and which proceedings are not discontinued within 60 days after the granting of such order or decree.

          (p) Lapse of Permits or Services.  The neglect, failure, or refusal of
              ----------------------------
     Borrower to keep in full force and effect any permit, license, consent or approval required under Section 9.6 hereof or the curtailment in availability to the Property or Improvements of utilities or other public services necessary for the full occupancy and utilization of the Improvements.

          (q) Condemnation.  The commencement of proceedings by any public or
              ------------
     quasi-public body of competent jurisdiction to acquire the Property, or any portion thereof or any interest therein (other than a portion that, in Lender's reasonable judgment, does not materially adversely affect the operations of the Property) pursuant to eminent domain or condemnation powers, and (i) such proceedings are not dismissed within 30 days, or (ii) Borrower fails to make a deposit with Lender in an amount sufficient to protect Lender's security under the Mortgage.

          (r) Compliance with Law.  The failure of Borrower or the Property or
              -------------------
     improvements to comply with any present or future Legal Requirement if such non compliance materially adversely affects Borrower or the Property.

          (s) Management Agreement.  The existence of an unwaived or uncured
              --------------------
     "event of default" as defined in the Management Agreement, or the termination of the Management Agreement.

          (t) Ground Lease.  The occurrence of an "Event of Default" by Borrower
              ------------
     as defined in the Ground Lease or the subordination of the Ground Lease to the lien of any mortgage of the fee interest in the Land, or the occurrence of any actual or purported surrender, termination or modification of the Ground Lease.

          (u) Environmental Noncompliance.  At the option of Lender and except
              ---------------------------
     as set forth on Exhibit H hereto, if any other property owned by Borrower becomes subject to any claim, notice or action of a nature constituting an Environmental Condition or Environmental Noncompliance.

          (v) Handling of Funds and Bank Accounts.  The failure by Borrower to
              -----------------------------------
     deposit or cause to be deposited in the Main Disbursing Account all Gross Revenues, the closing or transfer by Borrower or Manager of any Bank Account other than as permitted under this Agreement, or the withdrawal by Borrower of any funds from any Bank Account, except to the extent and for the purposes permitted under this Agreement.

          (w) Partnership Distributions.  The making by Borrower of any
              -------------------------
     distribution to any partner in Borrower.

          (x) Change in Financial Condition of Property.  If Borrower causes,
              -----------------------------------------
     suffers or permits any materially adverse financial change to occur in the operation or financial condition of the Property.

          (y) Breach of Other Covenants.  The failure of Borrower to perform in
              -------------------------
     any material respect any covenant or agreement hereunder if such failure
     (i) would not, with the giving of notice or the lapse of time or both, constitute an Event of Default under any other provision of this Article 10 and (ii) is not cured within 30 days after such failure has occurred or, if the failure is such that it cannot reasonably be cured within such 30-day period, if Borrower fails to commence the cure of such failure within such 30-day period or thereafter fails to diligently pursue such efforts to completion, provided, however, that in no event shall the amount of time permitted for any such cure exceed 90 days after such failure shall occur;

          (z) Other Loan Documents.  The occurrence of an Event of Default under
              --------------------
     any of the other Loan Documents.


                                   ARTICLE 11
                                   ----------

                     LENDER'S REMEDIES IN EVENT OF DEFAULT
                     -------------------------------------

     11.1 Remedies Conferred Upon Lender.  Upon the occurrence of any Event of
          ------------------------------
Default, Lender shall, in addition to all remedies conferred upon Lender by law and by the terms of the

Note, the Mortgage and the other Loan Documents, have the right but not the obligation to pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that all such remedies shall be cumulative and that no such remedy shall be to the exclusion of any other:

          (a) Take any action whatever which, in Lender's sole judgment, is necessary to fulfill the covenants, agreements and obligations of Borrower under this Agreement and the other Loan Documents, including the right to
     (i) avail itself of and procure performance of existing contracts and subcontracts, and (ii) let any contracts with the same contractors and subcontractors or others and to employ watchmen to protect the Property from injury. Without restricting the generality of the foregoing, and for the purpose aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact, coupled with an interest and with full power of substitution in the Property, and agrees that Lender shall be entitled to
     (A) use unadvanced funds which may be reserved, escrowed or set aside for any purpose whatever at any time, to perform obligations that Borrower shall have failed to perform, (B) advance funds in excess of the face amount of the Note, (C) retain or employ such project developers, construction managers, general contractors, subcontractors, architects, engineers and inspectors as may be required for such purposes, (D) pay, settle or compromise all existing bills and claims the non-payment of which might result in liens or security interests on the Property, or prevent such bills and claims from resulting in liens against the Property or security interests against fixtures, furnishings, furniture or equipment or other property, or as may be necessary or desirable for performing any repairs or other work upon the Property, equipping and furnishing of the Property, or for the clearance of title, (E) execute all applications and certificates which may be required by any of the Loan Documents, (F) prosecute and defend all actions or proceedings connected with or relating to the Property, (G) take such action and require such performance as Lender deems necessary under any payment or performance bonds furnished under this Agreement, and make settlements and compromises with the surety or sureties thereunder, and, in connection therewith, execute instruments of release and satisfaction, (H) take possession of and operate the Property, and (I) do any and every act which borrower might do in its own behalf; it being understood and agreed that the foregoing power of attorney shall be a power coupled with an interest and cannot be revoked;

          (b) Declare the Note and the entire Indebtedness (including without limitation all accrued and unpaid Contract Rate Interest and Additional Accrued Interest and all principal) to be immediately due and payable;

          (c) Use and apply any monies in the Bank Accounts and any monies deposited by Borrower with Lender, regardless of the purpose for which the same was deposited to cure any such default or to apply on account of any Indebtedness under this Agreement which is due and owing to Lender; and

          (d) Exercise or pursue any other right or remedy permitted under this Agreement or any other Loan Document or conferred upon Lender by operation of law, including without limitation, the remedies of foreclosure and/or appointment of a receiver in accordance with the terms of the Mortgage or as otherwise permitted pursuant to applicable law.

     11.2 Non-Waiver of Remedies.  No waiver of any breach or default hereunder
          ----------------------
shall constitute or be construed as a waiver by Lender of any subsequent breach or default or of any breach or default of any other provision of this Agreement.

     11.3 Availability of Remedies.  All of the remedies set forth herein and/or
          ------------------------
provided by law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Borrower or any other Person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Agreement or any of the other Loan Documents, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereof specified in part because they recognize that the choice of remedies in the event of a failure will necessarily be and should properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower. It is the intention of the parties that such choice by Lender be given conclusive effect regardless of such subsequent developments. At any sale of the security or collateral for the Loan or any part thereof whether by foreclosure or otherwise, Lender may in its discretion purchase all or any part of such collateral so sold or offered for sale for its own account and may apply against the balance due Lender pursuant to the terms of the Note the amount bid therefor.

     11.4 Application of Proceeds.  The proceeds received by Lender in respect
          -----------------------
of any sale of, collection from or other realization upon all or any part of the Property pursuant to the exercise by Lender of its remedies provided in this Agreement, any other Loan Document or by law, and any insurance and/or condemnation proceeds which are applied to the Indebtedness pursuant to the terms of the Mortgage shall be applied, together with any other sums then held by Lender, as follows:

          FIRST, to the payment of all costs and expenses, fees, commissions and
          -----
     taxes of such sale, collection or other realization, including amounts payable pursuant to Section 2.12 of the Note, Lender's Expenses, the Restructuring Fee and Lender's reasonable attorneys' fees, and all expenses or advances made by Lender in connection therewith, together with interest on each such amount at the Default Rate then in effect, from and after the date such amount is due, owing or unpaid until paid in full;

          SECOND, to the indefeasible payment in full in cash of all accrued and
          ------
     unpaid Contract Rate Interest and any and all other accrued and unpaid interest (other than Additional Accrued Interest) owing by Borrower under or in connection with this Agreement or the other Loan Documents, together with interest on each such amount at the Default Rate then in effect, from and after the date such amount is due, owing and unpaid until paid in full.

          THIRD, to the indefeasible payment in full in cash of all accrued and
          -----
     unpaid Additional Accrued Interest, together with interest on each such amount at the Default Rate from and after the date such amount is due, owing or unpaid until paid in full;

          FOURTH, to the indefeasible payment in full in cash of principal owing
          ------
     by Borrower under or in connection with this Agreement or the other Loan Documents, together with interest on each such amount at the Default Rate then in effect, from and after the date such amount is due, owing or unpaid until paid in full; and

          FIFTH, any surplus then remaining from such proceeds shall be paid to
          -----
     Borrower, or its successor or assigns, or to whomever may be lawfully entitled to receive such proceeds or as a court of competent jurisdiction may direct.


                                  ARTICLE 12
                                  ----------

                              GENERAL PROVISIONS
                              ------------------

     12.1 No Waiver; Lender's Action for Its Own Protection Only.  No waiver of
          ------------------------------------------------------
any Event of Default or breach by Borrower hereunder shall be implied from any omission by Lender to take action on account of such Event of Default, and no express waiver shall affect any Event of Default other than the Event of Default specified in the waiver and the waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term, or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act. The authority herein conferred upon Lender, and any action taken by Lender, including, without limitation, actions to inspect the Property, to approve leases and all other documents and instruments submitted to Lender, shall be exercised and taken by Lender and by Lender's consultants, advisors or representatives for their own protection only and may not be relied upon by Borrower or any other Person for any purposes whatever; and neither Lender nor Lender's agents, employees, consultants, advisors, or representatives shall have any liability for or with respect to the proper construction of improvements on the Property, performance of contracts, subcontracts or purchase orders by any contractor, subcontractor or material supplier, prevention of mechanics' liens rom being claimed or asserted against any of the Property or performance under any lease or other agreement.

     12.2 No Third Parties Benefitted.  This Agreement is made and entered into
          ---------------------------
for the sole protection and benefit of Lender and Borrower, their successors and assigns, and no other person or persons shall have any right to action hereon or rights to the Loan funds at any time.

     12.3 Notices.  All notices, requests and demands to or upon the respective
          -------
parties hereto, to be effective, shall be in writing and shall be delivered by hand or sent by (x) mail (certified or registered, postage prepaid, return receipt requested), (y) by a nationally recognized overnight courier service, or
(z) by facsimile transmission (provided that the original of any notice sent by facsimile transmission shall be sent by a nationally recognized overnight courier service) and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered if delivered by hand, or three Business Days following deposit if sent by certified or registered mail, or on the next Business Day following deposit with a nationally recognized overnight courier service, or upon receipt if sent by facsimile with an original by nationally recognized overnight courier service (provided that if said facsimile was received after 5:00 p.m. in the local time zone of the recipient on any Business Day, said notice shall not be deemed to have been received until the following Business Day), addressed in each case as follows, or to such address or other address as may be hereafter notified by such parties:

          Borrower:           Mutual Benefit Chicago Marriott Suite Hotel
                               Partners, L.P.
                               Host Marriott Corporation
                              10400 Fernwood Drive
                              Bethesda, Maryland  20817
                              Attention:  Law Department
                              Facsimile No. : (301) 380-6332

          Lender:             National Bank of Canada
                              New York Branch
                              125 West 55th Street
                              New York, New York  10022
                              Attention:  LoriAnn Curnyn
                              Facsimile No. :  (212) 632-8775

     12.4 Expenses.  Borrower shall pay promptly upon demand by Lender therefor,
          --------
all costs, charges and expenses incurred by Lender in connection with the Loan, including without limitation the negotiation, drafting and preparation of the Loan documents and any amendments thereto and waivers thereof and the administration and enforcement thereof (whether or not the transactions contemplated therein shall be consummated) including, without limitation, title charges, tax and lien service charges, costs of inspection, recording fees, appraisal fees, attorneys' fees and insurance premiums and all other costs, charges and expenses that are payable by Borrower pursuant to this Agreement or the other Loan Documents. All amounts payable under this Section 12.4 that are reimbursements for amounts actually paid by Lender shall bear interest retroactively from the date Lender makes demand for payment to the date such amounts are paid to Lender at the lesser of (a) the Default Rate or (b) the maximum rate then permitted by law (if any such maximum is applicable) unless Borrower pays such amounts to Lender within ten Business Days of Lender's demand therefor. Notwithstanding anything to the contrary herein contained, any item of expense within the scope of this Section 12.4 incurred by Lender through and including the date hereof shall be included in Lender's Expenses and shall be payable by Borrower solely as provided elsewhere in the Loan Documents.

     12.5 Actions.  Lender shall have the right to commence, appear in or defend
          -------
any action or proceeding purporting to affect the rights, duties, or liabilities of the parties hereunder, the disbursement of any funds, or in any way relating to or arising out of the Loan. In connection therewith, Lender may incur and pay costs and expenses, including without limitation reasonable attorneys' fees. Borrower shall pay to Lender on demand all such expenses.

     12.6 Commissions and Brokerage Fees.  Borrower hereby agrees to indemnify
          ------------------------------
Lender from any responsibility and/or liability for the payment of any commission, charge or brokerage fees to anyone which may be payable by Borrower or any Affiliated Parties in connection with the purchase or refinance of the Loan (other than any sale of participations or assignments contemplated in Section 12.17 hereof), it being understood that any such commission, charge, or brokerage fees will be paid directly by Borrower or said Affiliated Parties to the party or parties entitled thereto.

     12.7 Governing Law.  This Agreement and the other Loan Documents shall be
          -------------
governed by and construed in accordance with the laws of the State of Illinois except to the extent preempted by United States federal law.

     12.8 Heirs, Successors and Assigns.  This Agreement shall be binding upon
          -----------------------------
and inure to the benefit of the heirs, successors, assigns and personal representatives of the parties hereto; provided, however, that Borrower shall not assign its rights hereunder, under the Note or under any other Loan Document in whole or in part. Any such assignments shall be void.

     12.9 Time.  Time is of the essence of this Agreement and all of the other
          ----
Loan Documents and each provision hereof and thereof of which time is an element.

     12.10  Supplements Mortgage.  The provisions of this Agreement are not
            --------------------
intended to supersede the provisions of the Mortgage and the other Loan Documents but shall be construed as supplemental thereto. In the event of any inconsistency between the provisions hereof and of the Mortgage or the Note, it is intended that this Agreement shall be controlling. Notwithstanding anything to the contrary herein contained, Borrower and Lender acknowledge that although this Agreement is binding as between Borrower and Lender, nothing herein shall be construed as modifying or detracting from the rights of Manager with respect to Lender pursuant to Section 9 of the Assignment of Management Agreement.

     12.11  Severability.  If any provision of this Agreement or any of the
            ------------
other Loan Documents or the application thereof to any person or situation shall, to any extent, be held invalid or unenforceable, the remaining provisions of this Agreement and the other Loan Documents, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue to be valid and enforceable to the fullest extent permitted by law unless the invalid or unenforceable provision is of such a material nature to either or both of the parties that such party or parties would not have entered into this Agreement and the other Loan Documents if this Agreement or the other Loan Documents had not contained such provision.

     12.12  Attorneys' Fees.  If at any time hereafter prior to repayment of the
            ---------------
Loan in full, Lender employs counsel for advice or other representation (whether or not any suit has been or shall be filed and whether or not other legal proceedings have been or shall be instituted and, if such suit is filed or legal proceedings instituted, through all administrative, trial, and appellate levels) with respect to the Loan, the Property or any part thereof, this Agreement or any of the other Loan Documents or to protect, collect, lease, sell, take possession of, or liquidate any of the Property, or to attempt to enforce any security interest or lien on any of the Property, or to enforce any rights of Lender or any of Borrower's obligations hereunder or those of any other person, firm or corporation which may be obligated to Lender by virtue of this Agreement or any other agreement, instrument or document heretofore or hereafter delivered to Lender by or for the benefit of Borrower, then, in any such event, all of the attorneys' fees and expenses, costs and charges relating thereto, shall be paid by Borrower on demand and if Borrower fails to pay such fees, costs and expenses, payment thereof by Lender shall constitute additional indebtedness of Borrower, payable on demand and secured by the Mortgage and other Loan Documents (whether or not the indebtedness evidenced by the Note after and including such disbursement shall exceed the face amount of the Note).

     12.13  Usury Limitation.  All agreements between Borrower and Lender are
            ----------------
expressly limited so that in no contingency or event whatsoever, whether by reason of: errors of fact or law, prepayment or advancement of the proceeds of the Loan, acceleration of maturity of the unpaid balance of the Note, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or retention of the money to be advanced hereunder, including any fees or charges collected or made in connection with the Loan that may be treated as interest under applicable law, if any, exceed the maximum legal limit (if any such limit is applicable) under United States federal law or state law (to the extent not preempted by federal law, if any), now or hereafter governing the interest payable in connection with such agreements (the "Maximum Amount"). If, from any circumstances whatsoever, fulfillment of any provision hereof or of any of the other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity (if any) prescribed by law that a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances Lender shall ever receive as interest an amount that would exceed the maximum legal limit (if any such limit is applicable), such amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance due under the Note and not to the payment of interest or, if necessary, rebated to Borrower. This provision shall control every other provision of all agreements between Borrower and Lender.

     12.14  Section Headings.  Section headings are provided herein for
            ----------------
convenience only and shall not serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

     12.15  Notice of Future Proceedings or Events.  During the term of the
            --------------------------------------
Loan, Borrower shall promptly furnish to Lender written notice of any action, suit, or proceeding or any event the existence or occurrence of which would make the provisions of Section 5.1(g) hereof untrue as of the date of any such action, suit, proceeding or event.

     12.16  Amendment.  No alteration or amendment of this Agreement or any of
            ---------
the other Loan Documents shall be effective unless in writing and signed by the parties sought to be charged or bound thereby.

     12.17  Assignment and Participations.  This Agreement shall be binding
            -----------------------------
upon, and shall inure to the benefit of, Borrower, Lender and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder. Lender may assign or sell participations in all or any part of the Loan to another bank or financial institution, in which event in the case of an assignment, upon notice thereof by Lender to Borrower, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it were Lender hereunder. All participants with respect to the Loan shall furthermore be treated as if they were Lender and receive the benefits of Lender under the Note in any circumstances in which Lender is entitled to receive such benefits. Lender may furnish any information concerning Borrower in the possession of Lender from time to time to assignees and participants (including prospective assignees and participants); provided that Lender shall require any such prospective assignee or such participant (prospective or otherwise) to agree in writing to be bound by the provisions of Section 12.23 hereof.

     12.18  Indemnity.  Borrower shall indemnify and defend Lender against, and
            ---------
shall hold Lender harmless from, any and all losses, damages (whether general, punitive or otherwise), liabilities, claims, causes of action (whether legal, equitable or administrative), judgments, court costs and legal or other expenses (including the fees, costs and expenses of all attorneys, paralegals and consultants engaged by Lender) which Lender may suffer or incur as a direct or indirect consequence of: (i) Lender's performance of this Agreement or any of the other Loan Documents, including without limitation Lender's exercise or failure to exercise any rights, remedies or powers in connection with this Agreement or any of the other Loan Documents; (ii) Borrower's failure to perform any of Borrower's obligations as and when required by this Agreement or any of the other Loan Documents, including, without limitation, any failure of any representation or warranty of Borrower to be true and correct and any failure by Borrower to satisfy any condition; (iii) any claim or cause of action of any kind by any person or entity to the effect that Lender is in any way responsible or liable for any act or omission by Borrower, whether on account of any theory of derivative liability or otherwise; (iv) any act or omission by Borrower, any contractor, subcontractor or material supplier, engineer, architect or other person or entity, except Lender, with respect to any of the Property or Improvements; or (v) any claim or cause of action of any kind by any person or entity which would have the effect of denying Lender the full benefit or protection of any provision of this Agreement or any of the other Loan Documents. Lender's rights of indemnity shall not be directly or indirectly limited, prejudiced, impaired or eliminated in any way by any finding or allegation that Lender's conduct is active, passive or subject to any other classification or that Lender is directly or indirectly responsible under any theory of any kind, character or nature for any act or omission by Borrower or any other person or entity except Lender. Notwithstanding the foregoing, Borrower shall not be obligated to indemnify Lender with respect to any intentional tort or act of gross negligence which Lender is personally determined by the judgment of a court of competent jurisdiction (sustained on appeal, if any) to have committed. Borrower shall pay any indebtedness arising under said indemnity to Lender immediately upon demand by Lender. This indemnity shall survive the payment of all amounts payable pursuant to, and secured by, the Loan Documents. Payment by Lender shall not be a condition precedent to the obligations of Borrower under this indemnity.

     12.19  Survival.  This Agreement and the other Loan Documents shall survive
            --------
until all amounts evidenced and secured by the Loan Documents have been paid indefeasibly to Lender.

     12.20  Environmental Matters.
            ---------------------

     (a)    Environmental Indemnification by Borrower.
            -----------------------------------------

               (i) Borrower agrees to indemnify, defend by counsel acceptable to
            Lender, and hold harmless Lender, its subsidiaries, affiliates, successors and assigns and their respective directors, officers, employees, shareholders, representatives and agents, from and against and in respect of any and all

          Environmental Claims that may be imposed upon or incurred by Lender or asserted against Lender by any other party or parties (including any governmental entities), in connection with any Environmental Conditions or the remediation of any Environmental Conditions, or in connection with any Environmental Noncompliance arising out of, resulting from, or attributable to, the Land, the Property or the business or operations of Borrower or any successor in interest of Borrower, including, without limitation, any Environmental Claims and Environmental Expenses resulting from the alleged exposure of any person to Environmental Conditions, regardless of whether or not such Environmental Conditions or exposure resulted from activities of Borrower or Borrower's successors in interest or the breach of any of Borrower's covenants, representations and warranties set forth herein relating to Environmental Conditions or Environmental Noncompliance but excluding (i) any such Environmental Claims arising solely out of, resulting solely from, or attributable solely to the acts or failures to act of Lender at the Land or the Property as a successor in interest of Borrower and (ii) any such Environmental Claims arising solely out of, resulting solely from, or attributable solely to the operations of Host Marriott or any predecessor in interest of Host Marriott at the Land or the Property, but only (in the case of this clause (ii)) to the extent that Host Marriott does not dispute Host Marriott's obligations, under the Reaffirmation of Environmental Indemnification Agreement or otherwise, to indemnify Lender and the other parties named above in connection therewith. Borrower's obligations pursuant to this Section 12.20(a) shall exist regardless of whether Lender is alleged or held to be strictly or jointly and severally liable; and

               (ii) All costs incurred by Lender in connection with any Environmental Claims or Environmental Expenses that are within the indemnification set forth in Section 12.20(a)(i) shall be paid by Borrower to Lender within 10 days after demand from Lender.

     (b)  Borrower's Covenants Regarding Environmental Matters.
          ----------------------------------------------------

               (i) With respect to any Environmental Noncompliance or Environmental Condition within the indemnification set forth in
          Section 12.20(a), and without in any way limiting the scope of Borrower's obligations under the provisions of this Section 12.20, as between Lender and Borrower, Borrower will be responsible for all investigations, studies, cleanup, corrective action or response or remedial action with respect to the Land or the Property required by any Environmental Laws or Environmental Claims.

               (ii) As between Lender and Borrower, Borrower will pay all costs in connection with any investigations, studies, cleanup, repair, and remedial action relating to any Environmental Noncompliance and any Environmental Condition within the indemnification set forth in Section 12.20(a), including, without limitation, all capital improvements, installation, operation, maintenance, testing, monitoring, preparation of plans, designs, applications, studies and reports by or for governmental entities or other regulating agencies, the preparation of closure or other required plans, the retention of legal counsel, engineers, and other expert consultants.

               (iii) As between Lender and Borrower, Borrower shall have the responsibility, right and duty to participate in the management and control of all investigations and any environmental cleanup, remediation, or other similar activities relating to any Environmental Noncompliance and any Environmental Condition within the indemnification set forth in Section 12.20(a) hereof. Borrower, however, shall provide written notice to Lender before fulfilling, settling or contesting any requirements or Environmental Claims. If Environmental Conditions are discovered at the Land or the Property subsequent to the date hereof, Borrower shall promptly notify Lender of such condition.

               (iv) If any Environmental Noncompliance within the scope of the indemnification set forth in Section 12.20(a) hereof is discovered to exist at the Land or the Property subsequent to the date hereof, Borrower will remedy as soon as practicable, at no cost or expense to Lender, the conditions that constitute such Environmental Noncompliance. If any Environmental Noncompliance that is not within the scope of the indemnification set forth in Section 12.20(a) hereof is discovered to exist at the Land or the Property subsequent to the date hereof, Borrower shall be obligated hereunder to remedy the conditions that constitute such Environmental Noncompliance only if Host Marriott disputes in good faith Host Marriott's obligation to effect such remedy whether pursuant to the Reaffirmation of Environmental Indemnification Agreement or otherwise. Borrower shall promptly provide written notice to Lender of any such Environmental Noncompliance and a description of the resolution thereof.

    12.21 Non-recourse.
          ------------

          (a) Extent of Non-recourse.  Anything in this Agreement to the
              ----------------------
    contrary notwithstanding, Lender shall have no personal recourse against either Borrower, the General Partner, any limited partner of Borrower, or any Affiliated Party nor any officer, director, employee or agent of any of the foregoing for the repayment of any of the principal of or interest on the Loan or for any deficiency judgment that Lender may obtain after foreclosure of the liens securing such repayment, or, subject to the provisions of Section 12.21(b) hereof, for any deficiency, loss or damage suffered by Lender as a result of the failure by Borrower or the General Partner to comply with any of the terms or conditions of this Agreement or any of the other Loan Documents and, subject to the provisions of Section 12.21(b) hereof, Lender agrees not to seek recourse against any of the foregoing for any such deficiency, loss or damage. The foregoing limitations are limitations on Lender's right of recourse against Borrower and shall not impair the validity or enforceability of the indebtedness evidenced by the Note or any of the other obligations of Borrower under the Loan Documents secured by the Property or the lien of or security interest in or the right of Lender as mortgagee or secured party to foreclose and/or enforce its rights in the Property after default by Borrower or the General Partner.

          (b) Borrower's Liability for Damages or Misapplication of Funds.  The
              -----------------------------------------------------------
     provisions of Section 12.21(a) hereof to the contrary notwithstanding, Borrower and the General Partner shall be fully liable (i) for any damages attributable to fraud or material misrepresentation in any Loan Document or in any written communication by Borrower in connection with the Loan or in connection with the Original Loan; (ii) for the retention of any rental income or other income arising with respect to all or any part of the Property covered by the Mortgage after Lender has given to Borrower any notice that Borrower is in default hereunder or under the other Loan Documents and that Lender has exercised its option to accelerate maturity of the Note, foreclose or require the foreclosure of the liens securing payment thereof, receive or collect such rental income or other income or exercise its rights under the Loan Documents (to the full extent of the rental income or other income retained after the giving of any such notice); (iii) for any Gross Revenues distributed to any partners in Borrower subsequent to the date hereof; (iv) for any Gross Revenues, Net House Profits or Excess Cash Flow not applied as required pursuant to
     Article 8 hereof; (v) for the misapplication of (A) proceeds paid prior to any such foreclosure under any insurance policies by reason of damage, loss or destruction to any portion of the property covered by the Mortgage (to the full extent of such proceeds), or (B) any proceeds or awards resulting from the condemnation, prior to any such foreclosure, of all or any part of the property covered by the Mortgage (to the full extent of such proceeds or awards); and (v) for damages arising from the breach of any representation, warranty, covenant or other obligation concerning Environmental Claims, Environmental Conditions or Environmental Noncompliance (except for matters set forth on Exhibit H hereto, including without limitation the indemnification provisions of Section 12.20 hereof; provided, however, that the recourse liability of the General Partner in connection with the matters set forth in this clause (v) shall not extend to conditions present in the Land prior to the date on which Borrower acquired the leasehold interest under the Ground Lease, except to the extent that such recourse liability is otherwise applicable to the General Partner pursuant to clause (i) hereinabove.

          (c) Liability of General Partners.  To the extent of personal
              -----------------------------
     liability of Borrower under Section 12.21(b) hereof, the General Partner of Borrower hereby agrees to be liable therefor and waives any requirement of law that in the event of a default hereunder Lender must proceed against Borrower or exhaust any assets of Borrower before proceeding against the General Partner or the General Partner's assets; provided, however, that in no event shall any limited partner of Borrower, any Affiliated Party (other than the General Partner) or any officer, director, employee or agent of any partner of Borrower or of any Affiliated Party have any liability under Section 12.21(c) hereof, and Lender agrees that it shall not seek recovery from any party that is excluded from liability pursuant to this sentence.

     12.22  Consent to Jurisdiction and Service of Process; Waiver of Jury
            --------------------------------------------------------------
Trial.  All judicial proceedings brought against arising out of or relating to
-----
this Agreement, the Note or any other Loan Documents may be brought in any state or federal court in the State of New York or the State of Illinois. Borrower accepts for itself and its properties, generally and unconditionally, the nonexclusive jurisdiction of such courts, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Note, or any other Loan Document. All parties to this Agreement irrevocably waive all right to trial by jury in any judicial proceeding arising out of or relating to this Agreement, the Note, or any other Loan Document.

     12.23  Confidentiality.  Provided that no Event of Default has occurred,
            ---------------
Lender shall not disclose (and shall not permit any participant to disclose) to any third party any information obtained solely from Borrower pursuant to this Agreement or any of the Loan Documents and that has not otherwise been publicly disclosed; provided, however, that nothing in this Section 12.23 shall prevent Lender from disclosing such information (i) to any assignee or participant as contemplated by Section 12.17 hereof, or to any employees, agents, attorneys, or accountants of such assignee or participant; (ii) upon request or demand, to any regulatory agency or authority having jurisdiction over the foregoing; (iii) upon subpoena or order, to any court or administrative agency; or (iv) pursuant to the ordinary course of Lender's business in providing credit references in accordance with The Code of Ethics for the Exchange of Credit Information published by The Robert Morris Associates.

     12.24  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts and each such counterpart shall be deemed to be an original; all such counterparts shall constitute but one and the same instrument and shall be enforceable against all parties hereto, notwithstanding that they are not all signatories to the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                              MUTUAL BENEFIT CHICAGO MARRIOTT
                              SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership

                              By:   MOHS CORPORATION, a Delaware
                                    corporation, its sole General Partner


                                    By: /s/ Bruce D. Wardinski
                                       -----------------------------------------
                                    Name: Bruce D. Wardinski
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                              NATIONAL BANK OF CANADA


                              By: /s/ Lori Ann Curnyn
                                 -----------------------------------------------
                              Name: Lori Ann Curnyn
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------



PARCEL 1:

LOT 14 IN RIVERWAY SUBDIVISION-PHASE II, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED MARCH 11, 1992 AS DOCUMENT 92157888, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN FOR:

(A) INGRESS AND EGRESS FOR PEDESTRIAN AND VEHICULAR TRAFFIC IN, OVER AND THROUGH THE COMMON AREAS LOCATED ON THE ADJACENT TRACT (AS DEFINED BELOW), AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535338, MADE
BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(B) INGRESS AND EGRESS FOR PEDESTRIAN TRAFFIC IN, OVER AND THROUGH THE ENCLOSED WALKWAY ON THE ADJACENT TRACT (AS DEFINED BELOW), AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 DOCUMENT 88535338, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(C) THE LOCATION, INSTALLATION, MAINTENANCE AND REPAIR OF SATELLITE AND TELECOMMUNICATIONS EQUIPMENT ON THE ADJACENT TRACT (AS DEFINED BELOW), ALL AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535338, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(D) MINOR ENCROACHMENTS OF TENANT'S IMPROVEMENTS ONTO THE ADJACENT TRACT (AS DEFINED BELOW) DUE TO ENGINEERING ERRORS, ERRORS IN ORIGINAL CONSTRUCTION, CONSTRUCTION, RECONSTRUCTION, REPAIR, SETTLEMENT OR SHIFTING OR MOVING OF THE TENANT'S IMPROVEMENTS, AS CREATED BY FIRST AMENDMENT DATED MARCH 11, 1987 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION; AND

(E) INGRESS AND EGRESS OVER THE ADJACENT TRACT AS REASONABLY NECESSARY FOR THE RECONSTRUCTION, MAINTENANCE, OPERATION AND REPAIR OF TENANT'S IMPROVEMENTS, AS CREATED BY FIRST AMENDMENT DATED MARCH 11, 1987 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION.

ADJACENT TRACT:

LOTS 1 TO 8 IN RIVERWAY SUBDIVISION-PHASE I, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED JUNE 3, 1988 AS DOCUMENT 88241319 AND FILED AS DOCUMENT LR3713139, IN COOK COUNTY, ILLINOIS.

AND ALSO,

LOTS 9 TO 13 AND LOTS 15 TO 17 IN RIVERWAY SUBDIVISION-PHASE II, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED MARCH 11, 1992 AS DOCUMENT 92157888, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENT IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN, AS CREATED IN SECOND AMENDMENT TO LEASE RECORDED FEBRUARY 9, 1989 AS DOCUMENT 89063670, MADE BY AND BETWEEN LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 1, 1988 AND KNOWN AS TRUST NUMBER 11300, SIMON-ROSEMONT DEVELOPERS, AN ILLINOIS LIMITED PARTNERSHIP, AND MARRIOTT CORPORATION, A DELAWARE CORPORATION, FOR A 5 INCH AT-GRADE EASEMENT FOR ACCOMODATING THE AS-BUILT CONDITION OF THE HOTEL GARDEN WALL, OVER THE FOLLOWING LEGAL
DESCRIPTION:

THAT PART OF THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SAID
SECTION 3 WITH THE EASTERLY LINE OF RIVER ROAD AS WIDENED BY CONDEMNATION IN CASE NO. 59C16022 AND SHOWN ON PLAT RECORDED AS DOCUMENT NUMBER 19251267; THENCE NORTH 05 DEGREES 11 MINUTES 36 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD AS WIDENED, 395.35 FEET; THENCE NORTH 79 DEGREES 26 MINUTES 12 SECONDS WEST, 0.91 FEET TO THE EASTERLY LINE OF RIVER ROAD, BEING A LINE 33.00 FEET, AS MEASURED AT RIGHT ANGLES, EASTERLY OF AND PARALLEL WITH THE CENTER LINE OF SAID ROAD; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD, 69.50 FEET; THENCE NORTH 68 DEGREES 08 MINUTES 35 SECONDS, EAST 56.73 FEET; THENCE NORTH 85 DEGREES 38 MINUTES 35 SECONDS EAST, 47.90 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG A CURVED LINE CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 300.00 FEET AND BEING TANGENT TO SAID LAST DESCRIBED LINE AT SAID LAST DESCRIBED POINT, AN ARC DISTANCE OF 113.14 FEET TO A POINT OF TANGENCY (THE CHORE OF SAID ARC BEARS NORTH 74 DEGREES 50 MINUTES 21 SECONDS EAST, 112.47 FEET); THENCE NORTH 64 DEGREES 02 MINUTES 07 SECONDS EAST ALONG A LINE TANGENT TO SAID LAST DESCRIBED CURVED LINE AT SAID LAST DESCRIBED POINT, 7.87 FEET; THENCE SOUTH 34 DEGREES 21 MINUTES 25 SECONDS EAST, 169.84 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.41 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 25.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.50 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 24.58 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST,
14.00 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 15.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 8.50 FEET TO A POINT FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 353.17 FEET; THENCE

SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 0.40 FEET; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST, 353.17 FEET; THENCE NORTH 79 DEGREES 21 MINUTES 25 SECONDS WEST, 0.40 FEET TO THE PLACE OF BEGINNING, LYING ABOVE A HORIZONTAL PLANE OF ELEVATION 628.70 FEET ABOVE U.S.G.S. DATUM AND LYING BELOW A HORIZONTAL PLANE OF ELEVATION 633.75 FEET ABOVE U.S.G.S. DATUM, IN COOK COUNTY, ILLINOIS.



PARCEL 4:

EASEMENT IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN, AS CREATED IN SECOND AMENDMENT TO LEASE RECORDED FEBRUARY 9, 1989 AS DOCUMENT 89063670, MADE BY AND BETWEEN LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 1, 1988 AND KNOWN AS TRUST NUMBER 113000, SIMON-ROSEMONT DEVELOPERS, AN ILLINOIS LIMITED PARTNERSHIP, AND MARRIOTT CORPORATION, A DELAWARE CORPORATION, FOR AN 8 INCH BELOW-GRADE EASEMENT FOR FOUNDATIONS OF THE GARDEN WALL, OVER THE FOLLOWING LEGAL DESCRIPTION:

THAT PART OF THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SAID
SECTION 3 WITH THE EASTERLY LINE OF RIVER ROAD AS WIDENED BY CONDEMNATION IN CASE NO. 59C16022 AND SHOWN ON PLAT RECORDED AS DOCUMENT NUMBER 19251267; THENCE NORTH 05 DEGREES 11 MINUTES 36 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD AS WIDENED, 395.35 FEET; THENCE NORTH 79 DEGREES 26 MINUTES 12 SECONDS WEST, 0.91 FEET TO THE EASTERLY LINE OF RIVER ROAD, BEING A LINE 33.00 FEET, AS MEASURED AT RIGHT ANGLES, EASTERLY OF AND PARALLEL WITH THE CENTER LINE OF SAID ROAD; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD, 69.50 FEET; THENCE NORTH 68 DEGREES 08 MINUTES 35 SECONDS EAST, 56.73 FEET; THENCE NORTH 85 DEGREES 38 MINUTES 35 SECONDS EAST, 47.90 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG A CURVED LINE CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 300.00 FEET AND BEING TANGENT TO SAID LAST DESCRIBED LINE AT SAID LAST DESCRIBED POINT, AN ARC DISTANCE OF 113.14 FEET TO A POINT OF TANGENCY (THE CHORD OF SAID ARC BEARS NORTH 74 DEGREES 50 MINUTES 21 SECONDS EAST, 112.47 FEET) THENCE NORTH 64 DEGREES 02 MINUTES 07 SECONDS EAST ALONG A LINE TANGENT TO SAID LAST DESCRIBED CURVED LINE AT SAID LAST DESCRIBED POINT, 7.87 FEET; THENCE SOUTH 34 DEGREES 21 MINUTES 25 SECONDS EAST, 169.84 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.41 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 25.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.50 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 24.58 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST,
14.00 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 15.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 8.50 FEET TO A POINT FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 353.17 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 0.67 FEET; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST, 353.17 FEET; THENCE NORTH 79 DEGREES 21 MINUTES 25 SECONDS WEST 0.67 FEET TO THE PLACE OF BEGINNING, LYING BELOW A HORIZONTAL PLANE OF ELEVATION 628.70 FEET ABOVE U.S.G.S. DATUM, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE I RECORDED JUNE 3, 1998 AS DOCUMENT 88241321 AND FILED JUNE 3, 1998 AS DOCUMENT LR 3713139.

PARCEL 6:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE II RECORDED MARCH 11, 1992 AS DOCUMENT 92157888.


COMMON ADDRESS
--------------

6155 North River Road
Rosemont, Illinois

PIN
---

12-03-103-015

                                   EXHIBIT B
                                   ---------

                                  FORM OF NOTE
                                  ------------

Amended and Restated Secured Promissory Note dated September 24, 1996 made by Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. in favor of National Bank of Canada appears here.

                                   EXHIBIT C
                                   ---------

                                FORM OF MORTGAGE
                                ----------------

Amended and Restated Leasehold Mortgage dated September 24, 1996 from Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. to National Bank of Canada appears here.

                                   EXHIBIT D
                                   ---------

                          FORM OF ASSIGNMENT OF RENTS
                          ---------------------------

Assignment of Leases and Rents made as of September 24, 1996 from Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. to National Bank of Canada appears here.

                                   EXHIBIT E
                                   ---------

                           FORM OF SECURITY AGREEMENT
                           --------------------------

Security Agreement made as of September 24, 1996 by Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. and National Bank of Canada appears here.

                                   EXHIBIT F
                                   ---------

                   FORM OF ASSIGNMENT OF MANAGEMENT AGREEMENT
                   ------------------------------------------

Amended and Restated Assignment of Management Agreement made as of September 24, 1996 by and among Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. and National Bank of Canada appears here.

                                  EXHIBIT G-1
                                  -----------

                            FORM OF PLEDGE AGREEMENT
                            ------------------------

Deposit, Pledge and Security Agreement for General Investment Account appears here.











                                     G-1-1

                                  EXHIBIT G-2
                                  -----------

                            FORM OF PLEDGE AGREEMENT
                            ------------------------

Deposit, Pledge and Security Agreement for FF&E Account appears here.











                                     G-2-1

                                  EXHIBIT G-3
                                  -----------

                            FORM OF PLEDGE AGREEMENT
                            ------------------------

Deposit, Pledge and Security Agreement for Operating Account appears here.











                                     G-3-1

                                  EXHIBIT G-4
                                  -----------

                            FORM OF PLEDGE AGREEMENT
                            ------------------------

Deposit, Pledge and Security Agreement for Main Disbursing Account appears here.











                                     G-4-1

                                   EXHIBIT H
                                   ---------

                             ENVIRONMENTAL REPORTS
                             ---------------------



     1. Report entitled "Hydraulic and Hydrologic Considerations of the Office-Hotel Complex, Higgins-River Road Properties, Rosemont, Illinois", prepared by Harza Engineering Company, 1560 South Walker Drive, Chicago, Illinois 60606, dated July 18, 1985, prepared for Hawthorn Realty Group, Inc.

     2. Report entitled "Report of Preliminary Geotechnical Investigation of Marriott Suite Hotel Site, Higgins and Des Plaines River Road, Rosemont, Illinois", prepared by Oosterbaan Associates, P.C., Engineering and Geotechnic Consultants, 7911 MacArthur Boulevard, Box 73, Cabin John, Maryland 20818-0073, dated January 7, 1986, prepared for Marriott Corporation.

     3. Report entitled "Site Contamination Assessment, Marriott Rosemont Suites Hotel, Rosemont, Illinois", prepared by SCS Engineers, Stearns, Conrad and Schmidt, Consulting Engineers, Inc., 11260 Roger Bacon Drive, Reston, Virginia 22090-5282, dated April 15, 1986, prepared for Hawthorn Realty Group.

     4. Report entitled "Environmental Assessment of the Riverway Site, Rosemont, Illinois", prepared by Roy F. Weston, Inc., Designers/Consultants, Bannockburn, Illinois, dated June, 1986, prepared for Marriott Corporation.

     5. Letter dated February 19, 1987 from Robert Finke, Vice President, Hawthorn Realty Group to James M. Barkley, Assistant General Counsel, Melvin Simon & Associates (5 pages).

     6. Letter dated December 11, 1986 from Michael W. McLaughlin, Vice President, SCS Engineers to Jeffrey S. Degen, RA, Design Manager, Marriott Corporation (3 pages).

     7. Report entitled "Summary and Evaluation of Measures Taken to Mitigate Environmental Concerns, Marriott Rosemont Suites Hotel", prepared by SCS Engineers, 11260 Roger Bacon Drive, Reston, Virginia 22090, dated October 18, 1988 prepared for Mutual Benefit Chicago Marriott Suite Hotel Partners.

                                   EXHIBIT I
                                   ---------

                  ANNUAL OPERATING PROJECTION AND REPAIRS AND
                    EQUIPMENT ESTIMATE FOR FISCAL YEAR 1996
                    ---------------------------------------

                                   EXHIBIT J
                                   ---------

                              FORM OF RENT LETTER
                              -------------------

                                   EXHIBIT K
                                   ---------

                                EQUIPMENT LEASES
                                ----------------



DEBTOR: MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership

SECURED PARTY:      NATIONAL BANK OF CANADA

======================================================================
                                                       Total Remaining
    Lessor          Description          Term             Payments
======================================================================
Eastman Kodak       Copier            6/93 - 5/98           $25,200.00
----------------------------------------------------------------------
GE Capital          Two (2) Vans     12/95 - 11/99          $45,475.60
----------------------------------------------------------------------
GE Capital          Two (2) Vans      9/94 - 8/98           $23,689.75
----------------------------------------------------------------------
GE Capital          Two (2) Vans      10/92 - 9/96          $ 1,869.40
----------------------------------------------------------------------
GE Capital          One (1) Van      11/92 - 10/96          $ 2,164.89
----------------------------------------------------------------------
GE Capital          One (1) Van       10/96 - 9/00          $17,294.40
----------------------------------------------------------------------
GE Capital          One (1) Van       10/96 - 9/00          $18,561.60
======================================================================

                                   EXHIBIT L
                                   ---------

                             PERMITTED INVESTMENTS
                             ---------------------


     1. Direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or obligations issued by a Person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and interest on which is fully and unconditionally guaranteed as full faith and credit obligations by the United States of America (collectively, "Government Obligations"):

     2. Certificates of deposit issued by the Lender;

     3. Commerical Paper rated A1 by Standard & Poor's Corporation or P1 by Moody's Investors Service, Inc. ("Commercial Paper");

     4. Repurchase agreements of United States national or state banks having capital reserves in excess of $500,000,000 having terms of one year or less or any repurchase agreement that is collateralized to the extent of not less than 100% of the principal amount thereby by Government Obligations (collectively "Repos");

     5. Any money market or mutual fund purchased on behalf of the Borrower by the Lender or any of its Affiliates and comprised entirely of Government Obligations, Commercial Paper or Repos;

     6. Any other investment purchased on behalf of the Borrower by the Lender or any of its Affiliates having similar investment quality as any of the foregoing investments in the reasonable judgement of the Lender; and

     7. Such other investments as are acceptable to the Lender.

                                      L-1